================================================================================


                               [COLONIAL FLAG LOGO]


                                  THE COLONIAL

                             SIMPLIFIED 401(K) PLAN




                                   [PICTURE]




                             PLAN ESTABLISHMENT AND

                          EMPLOYEE COMMUNICATIONS KIT




                                                                        ENCLOSED

                                                               ARE ALL THE FORMS

                                            NEEDED TO ESTABLISH YOUR 401(K) PLAN

================================================================================

                               TABLE OF CONTENTS

ANSWERS TO YOUR QUESTIONS....................................         1
About Your Participation.....................................         1
About Contributions You Make.................................         1
Non-Discrimination Requirements..............................         2
About Withdrawals and Transfers..............................         2
About Your Records and Reports...............................         3
Fees and Costs of the Plan...................................         3

ADOPTION AGREEMENT INSTRUCTIONS .............................         4
Steps You Need to Take.......................................         4
Pre-checked Adoption Agreement...............................         4
General Reporting, Disclosure, and Fiduciary Information ....         4
About Colonial's 401(k) Plan Adoption Agreement   ...........         4

COLONIAL 401(k) PLAN ADOPTION AGREEMENT......................         5
I.      Sponsor Data.........................................         5
II.     Employer Data........................................         5
III.    Eligibility..........................................         5
IV.     Credited Service.....................................         5
V.      Compensation.........................................         6
VI.     Contributions........................................         6
VII.    Allocation of Employer Contributions.................         6
VIII.   Distributions........................................         6
IX.     Claim for Excess Elective Deferrals..................         6
X.      Optional Features....................................         7
XI.     Vesting..............................................         7
XII.    Investment Choices...................................         7
XIII.   Investment Authority.................................         7
XIV.    Top-Heavy Provisions.................................         7
XV.     Allocation Limitations...............................         7
XVI.    Administration.......................................         8
XVII.   The Trustee..........................................         8
XVIII.  Employer Signature...................................         8

PLAN FORM....................................................         9

CORPORATE RESOLUTION.........................................        11

HOW TO TRANSFER YOUR QUALIFIED RETIREMENT PLAN TO COLONIAL...        12

ASSET TRANSFER FORM..........................................        13

NOTICE TO INTERESTED PARTIES.................................        15

MODEL SUMMARY PLAN DESCRIPTION ..............................        17


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                           ANSWERS TO YOUR QUESTIONS

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                           ABOUT 401(K) PARTICIPATION

WHAT IS A 401(k) PLAN?

Section 401(k) of the Internal Revenue Code (IRC) allows employers to establish a tax-qualified plan that permits employees to defer a portion of their current compensation into a tax-deferred trust. Contributions made by the employees are not subject to federal income taxes or most state and local taxes until they are withdrawn. As a result, employees covered by a 401(k) plan can cut their current income tax bill substantially. Moreover, trust assets are exempt from current taxation and enjoy the usual favorable tax treatment available to distributions from qualified plans, such as five-year income averaging.

WHICH EMPLOYEES ARE ELIGIBLE TO PARTICIPATE IN MY COLONIAL 401(k) PLAN?

By law, the employer is required to extend the Plan to each employee who is over the age of 21 and has completed one year of service (working 1,000 hours or more during a plan year). You may choose to establish lower limitations. If desired, you may exclude union employees and nonresident aliens from participation. You must meet the same eligibility requirements you establish for your employees. Employees of related businesses may also have to be covered by the Plan.

Q. WHEN DO EMPLOYEES BEGIN PARTICIPATING IN MY COLONIAL 401(k) PLAN?

A. Once the employee meets the eligibility requirements they begin participating as of the next Entry Date. Entry Dates are the first day of the first and seventh months of each Plan Year. (For a calendar year plan, this would be January 1 and July 1.) For new plans, the Effective Date is also the Entry Date. (Union employees and nonresident aliens may be excluded from participation.)

ARE THERE MINIMUM PARTICIPATION REQUIREMENTS?

Yes. A qualified plan must cover at least 50 employees or, if fewer, 40 percent of all employees. The Colonial prototype 401(k) plan automatically meets this requirement.

WHO QUALIFIES FOR THE COLONIAL 401(k) PLAN?

The Colonial 401(k) Plan is available to corporations, sole proprietors, and certain partnerships. Certain employers, including governmental and tax-exempt employers, are not permitted to maintain 401(k) plans.

WHEN IS THE DEADLINE FOR ESTABLISHING MY COLONIAL 401(k) PLAN?

Your Plan must be established before the end of your fiscal tax year to receive employer tax deductions for the year. For sole proprietors and firms operating on a calendar year basis, the fiscal year ends on December 31.

MAY I ESTABLISH A COLONIAL 401(k) PLAN WHILE CURRENTLY MAINTAINING ANOTHER RETIREMENT PLAN?

Yes. However, if you are maintaining additional retirement plans at other financial institutions, you should consult your tax adviser to determine if it is necessary to request an IRS Individual Determination Letter. An IRS Individual Determination Letter is generally not required if you are maintaining all of your retirement plans at Colonial.

MAY I MAINTAIN A COLONIAL 401(k) PLAN AND AN IRA?

Yes. Note, however, that tax legislation severely restricts, or in some cases eliminates, the deductibility of IRA contributions for employees who are active participants in a qualified plan. The Colonial 401(k) Plan offers many more advantages than an IRA. Refer to the comparison chart here.

ITEM                         THE COLONIAL 401(k)       IRA
--------------------------------------------------------------------------------
Immediate                    Withholding taxes         No tax savings
tax savings                  reduced immediately       until you file
                                                       your return
--------------------------------------------------------------------------------
Convenience of               Available                 Not usually
payroll deductions
--------------------------------------------------------------------------------
Individual maximum           $9,500 in 1996*           Up to $2,000
contributions                                          annually with
                                                       other restrictions
--------------------------------------------------------------------------------
Five-year tax averaging      Available                 Not available
--------------------------------------------------------------------------------
Loans                        Available                 Not available
================================================================================

                          ABOUT CONTRIBUTIONS YOU MAKE

MUST EMPLOYERS CONTRIBUTE?

Non-matching contributions are discretionary. Exception applies for a top-heavy plan where minimum allocations are required.+ If a contribution is made, it must be based on the same percentage of compensation up to $150,000* for all eligible employees.

HOW ARE 401(k) PLANS FUNDED?

Plans can be funded from one or more of the following sources:

Employee Salary Deferral.

All 401(k) plans permit employees to voluntarily contribute, or "defer," a portion of their salary to the plan. The earnings on these pre-tax contributions grow tax-deferred.

Matching Employer Contributions.

Many employers match a portion of each participant's contribution. These employer contributions are tax-deductible.

Non-Matching Contributions by Employers.

Employers may make tax-deductible contributions to the accounts of all eligible employees, whether or not the employee participates in the salary deferral portion of the plan.

Voluntary, After-Tax Contributions by Employees.

Employees may make additional contributions to the plan that are not tax-deductible. The investment return on such contributions grows tax-deferred and is taxable only when withdrawn.

WHAT IS THE MAXIMUM AMOUNT OF EMPLOYER DEDUCTION?

The aggregate deductible contributions to all participants' accounts cannot exceed 15% of the employer's eligible payroll. Special rules apply to self employed individuals.

WHAT IS THE MAXIMUM ANNUAL CONTRIBUTION?

Annual additions to any individual account (including employer contributions, employee contributions, and forfeitures) may be as much as 25% of that employee's taxable compensation, up to a maximum of $30,000 per year. Employees can make salary deferrals up to $9,500 per year.*

WHO IS A "HIGHLY COMPENSATED EMPLOYEE?"

It's a person who at any time during the 12-month period preceding the current plan year:

  - was a 5% owner of the company
  - received compensation of more than $100,000*
  - ranked in the top 20% of employees by pay and received more than $66,000*
  - was an officer who received compensation of more than $60,000

HOW MUCH CAN A "HIGHLY COMPENSATED EMPLOYEE" CONTRIBUTE?

Under a 401(k) plan, the amounts contributed by highly compensated employees are controlled by the amounts contributed by the other employees. This rule results from the

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                                      1                              401(K) PLAN

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non-discrimination requirements, which are intended to ensure that 401(k) and other tax-qualified plans cover a significant portion of all employees.

Colonial can provide adopting employers low cost 401(k) software to assist the employer/plan administrator in determining proper deferral limits. This software will also perform other functions such as top heavy testing, 415 limits vesting and vesting analysis.

* Note: The dollar amounts indicated above represent 1996 figures, and may be adjusted annually for the cost of living.

--------------------------------------------------------------------------------
                        NON-DISCRIMINATION REQUIREMENTS

The following chart shows the contribution rates permitted under the IRS's non-discrimination rules:

IF OTHER EMPLOYEES         THEN HIGHLY COMPENSATED
CONTRIBUTE...              EMPLOYEES CONTRIBUTE...
       1%                             2%
       2%                             4%
       3%                             5%
       4%                             6%
       5%                             7%
       6%                             8%
       7%                             9%
       8%                            10%
       9%                         11.25%
      10%                         12.50%

Employers will often make matching or non-matching contributions to ensure that the non-discrimination rules are met. If employers match their employees' contributions, this will often increase not only the number of lower paid employees who participate, but also the percentage they contribute. And the more lower paid employees contribute, the more the highly compensated employees can defer.

--------------------------------------------------------------------------------
                        ABOUT WITHDRAWALS AND TRANSFERS

           WHEN MAY FUNDS BE WITHDRAWN FROM THE COLONIAL 401(k) PLAN?

Withdrawals are allowed in the event of:

- termination of employment
- disability
- death
- retirement
- age 59 1\2
- financial hardship

WHAT ABOUT OTHER WITHDRAWALS?

When an employee or a beneficiary receives a distribution from the Colonial 401(k) Plan, income tax will have to be paid on money that was never taxed. If the account balance is distributed prior to age 59 1/2, a 10% penalty may also be levied. However, there are ways to reduce or defer tax liability when withdrawals are made:

- an employee may, subject to certain limitations, roll over the taxable account value (without a dollar limit) to an IRA and avoid paying taxes until after withdrawal of funds from the IRA.1,2

- if an employee has been in the plan for at least five years and is more than 59 1/2 years of age, the distribution may qualify for five-year income averaging.

Q. AN EMPLOYEE NEEDS TO MAKE A HARDSHIP WITHDRAWAL FROM THE COLONIAL 401(K) PLAN. WHAT ARE THE CONSEQUENCES OF DOING SO?

A. There are a number of consequences:

    1. The withdrawal will be subject to federal, and most state, income taxes. A 20% income tax withholding will apply if there is no direct rollover. The hardship withdrawal will likely also be subject to a 10% federal early distribution excise tax. The employee should consult with a tax advisor.

    2. If an employee makes a hardship withdrawal in 1996, the maximum amount he/she can contribute to the 401(k) plan in 1997 will be reduced by the amount of his/her 1996 Salary Elective Deferrals. For example, if his/her Salary Deferrals total $2,000 in 1996, and a hardship withdrawal is made in 1996, the 401(k) maximum contribution limit in 1997 will be reduced by $2,000.

    3. The right to contribute to the 401(k) plan, and any other plan maintained by the employer, will be suspended for 12 months.

Q. WHAT REASONS WILL QUALIFY FOR A "HARDSHIP" WITHDRAWAL IN THE COLONIAL 401(k) PLAN?

A. A hardship withdrawal is permitted from an employee's elective deferral subaccount only to the extent of an employee's immediate and heavy financial need as a result of one of the following:

- Deductible medical expenses of the employee, the employee's spouse, children or dependents

- The purchase of a principal residence for the employee

- The payment of tuition for the next quarter or semester of post-secondary education for the employee, the employee's spouse, children or dependents

- The need to prevent the eviction of the employee from, or a foreclosure on the mortgage of, the employee's principal residence

Keep in mind that an employee must first satisfy financial need by withdrawing any after-tax employee contributions made (plus earnings), and by taking out the maximum available plan loan, if available. Also, note that investment earnings accrued after January 1, 1989, are not available for hardship withdrawal.

Q. ARE LOANS AVAILABLE FROM THE COLONIAL 401(k) PLAN? IF SO, HOW MUCH MAY BE BORROWED?

A. If the employer Plan permits loans, an employee can generally borrow up to half of his/her vested plan balance, up to $50,000. (This $50,000 limit is reduced by his/her highest outstanding loan balance in the prior 12 months.)

Q. HOW DOES AN EMPLOYEE APPLY FOR A LOAN?

A. The employer must provide an employee with all the necessary forms to request a loan. While each employer's loan program is different, generally, each employee must complete a loan application. Once the loan is approved, the employee is given a promissory note to sign, after which he/she will receive the loan proceeds. The employer's plan may also be subject to Truth in Lending laws, in which case the employee should also be provided with a loan disclosure statement. The employee's spouse may need to consent to the loan.

Q. IF THE EMPLOYEE TERMINATES EMPLOYMENT, CAN HE/SHE LEAVE THEIR MONEY IN THE EMPLOYER'S COLONIAL PLAN?

A. If their vested plan balance at termination is $3,500 or less, the employee cannot leave his/her money in the plan. It must be distributed. The employee may, however, roll the proceeds over into a Colonial or other IRA. If the balance is over $3,500, the employee must consent (and in some cases, his/her spouse must consent) to distribution of the account balance before he/she attains normal retirement age under the plan.

UPON RETIREMENT, HOW MAY I AND MY EMPLOYEES RECEIVE DISTRIBUTIONS?

Participants in the Colonial 401(k) Plan may elect installment payments, or a lump-sum distribution of the balance in their accounts. If the participant elects installment payments, the established schedule of installments may change within certain limits.


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401(K) PLAN                            2

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HOW ARE DISTRIBUTIONS TAXED?

Distributions are taxed as ordinary income. If you elect to receive a lump-sum distribution, all or a portion may be rolled over into an Individual Retirement Account within 60 days to avoid current taxes2. If you elect not to roll over the lump-sum distribution into an IRA, you may qualify for special income averaging, which may lessen the tax burden. Certain installment payments may also be eligible for rollover into an IRA.

MAY I TRANSFER MY CURRENT 401(K) RETIREMENT PLAN TO COLONIAL?

Certainly. Simply complete the following documents to amend your old plan and adopt a Colonial 401(k) Plan:

1) Colonial 401(k) Adoption Agreement
2) Colonial 401(k) Plan Form
3) Asset Transfer Form, and
4) Enrollment Form and Beneficiary Designation Form for each participant.

Refer to the instructions for the Colonial Asset Transfer Form in this booklet for further information. The employer should consult legal counsel to determine whether IRS Form 5310-A should be filed.

1 This transfer must be completed within 60 days of the distribution or the employee will have to pay income taxes on the distribution.
2 In order to avoid the IRS' mandatory 20% income tax withholding on 401(k) distributions after December 31, 1992, the employee should ask the employer or plan administrator to transfer the money directly to an IRA, or another qualified plan rather than giving the employee a check to be "rolled over" (redeposited) to an IRA.

--------------------------------------------------------------------------------
                         ABOUT YOUR RECORDS AND REPORTS

WHAT REPORTS CAN COLONIAL PROVIDE FOR MY 401(K) PLAN?

All plan reports will be provided to the employer, unless you indicate otherwise on the Colonial 401(k) Plan Form.

List Bill

A document that lists the name and Colonial account number(s) of each plan participant. The employer may use this as a transmittal document for plan contributions made after the plan is initially funded, noting on it any changes to be made by Colonial Investors Service Center. The List Bill can be produced automatically following plan contributions.

Consolidated Plan Reports

Colonial will provide both a Consolidated Participant Statement that summarizes transactions for each individual participant, as well as a Consolidated Fund Summary that summarizes plan contributions, redemptions, dividend/capital gains distributions, and current values for all plan accounts for a specified time period. These reports will be produced quarterly unless otherwise indicated on the Colonial 401(k) Plan Form.

Participant Statements

A consolidated statement of transactions for each participant. These statements will be produced quarterly and are part of the Consolidated Plan Reports. By checking the appropriate box on the Colonial 401(k) Plan Form, an additional copy of the Participant Statements will be mailed to each participant's address of record, quarterly.

Transaction Confirmation

A statement confirming the most recent transaction in any or all plan accounts. This statement is provided automatically by Colonial as required by law.

WHAT RECORDS AND REPORTS MUST I GIVE TO MY PARTICIPANTS?

You must distribute a Summary Plan Description (SPD) to each participant and each of the participant's beneficiary(ies). The Summary Plan Description is a brief explanation of the Plan, written in simple language, designed to be understood by all employees. Periodically you must also give participants statements of their accounts.

Samples of these documents are included in this booklet. You may also draft and distribute your own SPD.

WHAT REPORTS MUST BE FILED WITH THE IRS?

IRS Form 5500 must be filed by all employers who maintain a qualified retirement plan, including a Colonial 401(k) Plan. There are three types of Form 5500 -- the 5500, 5500-C/R, and 5500 EZ. These forms are available at your local IRS Office. The form you need to complete will depend upon such variables as the assets in your Plan, and whether your Plan covers non-owner employees. If your company operates on a calendar year, the Form 5500 must be filed by July 31. If the company operates on a fiscal year basis, the filing deadline is the last day of the seventh month after your fiscal year end. Extensions may be available.

Colonial will provide you or your accountant/CPA low cost software, accompanied by a diskette with your plan information, which can be used to prepare the appropriate IRS Form 5500 Series. This software may be requested on the Colonial 401(k) Plan Form located on page 9.

Colonial automatically files a Form 1099R with the IRS in the event of a distribution from the Plan's Colonial assets.

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                           FEES AND COSTS OF THE PLAN

WHAT DOES IT COST TO ESTABLISH AND MAINTAIN A COLONIAL 401(K) PLAN?

There is no plan setup fee. Once you have established a Colonial 401(k) plan, there is a $10 annual maintenance charge per participant, regardless of the number of Colonial funds chosen.

Note: On plans established 9/1/96 or thereafter, there will be a participant close-out fee of $25.

Call our retirement plans department for further information at 1-800-225-2365, extension 6660.

1 While there are no plan set-up fees, the mutual fund investment itself may have sales charges upon initial investment or upon exiting from the fund (please read the prospectus carefully before you invest or send money).

IMPORTANT NOTICE: AS THE INFORMATION IN THIS BOOKLET WAS BEING FINALIZED, LEGISLATION WAS PENDING WHICH WOULD SUBSTANTIALLY CHANGE THE ANSWERS PROVIDED HEREIN EFFECTIVE 1/1/97 AND BEYOND. PLEASE CONSULT WITH YOUR TAX ADVISOR OR CALL COLONIAL AT 1-800-225-2365, EXTENSION 6660 FOR THE LATEST STATUS OF THESE LEGISLATIVE DEVELOPMENTS.

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                                       3

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ADOPTION AGREEMENT          [COLONIAL FLAG LOGO]                        COLONIAL
                                                          401(K) RETIREMENT PLAN



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                             STEPS YOU NEED TO TAKE

The forms in this booklet are the only forms you will need to complete in order to adopt a Colonial 401(k) Plan with Colonial. Employers must:

STEP 1: Choose a Plan Administrator

STEP 2: Complete the Corporate Resolution on page 11 and retain for your files.

STEP 3: Complete the 401(k) Plan Adoption Agreement which begins on page 5. The Colonial 401(k) Plan Adoption Agreement is used to adopt the Colonial 401(k) Plan or to amend an existing 401(k) Plan.

STEP 4:  Fill out all sections in white.

STEP 5: Each Participant completes the Enrollment Form in the Enrollment Kit.

STEP 6: Each participant completes the Beneficiary Designation Form in the Enrollment Kit.

STEP 7: Photocopy the completed Adoption Agreement and Plan Form, retain the employer copy of other completed forms for your files, and send the originals to: Colonial Investors Service Center, Inc., P.O. Box 1722, Boston, MA 02105 -1722.

STEP 8: Complete the summary plan description and distribute per the instructions on page 14.

STEP 9: You may need to complete the Notice to Interested Parties on page 15 if this is an amendment of another qualified plan (Money Purchase Pension, Profit Sharing, etc.) into the Colonial 401(k) Plan. Please consult with your legal counsel.

--------------------------------------------------------------------------------
                         PRE-CHECKED ADOPTION AGREEMENT

To make it easy for you, the employer, the 401(k) Plan Adoption Agreement starting on page 5 has been marked to reflect the 401(k) plan provisions most frequently chosen. Solid boxes /[Solid Black Box]/ in shaded sections indicate an election. YOU ARE ENCOURAGED TO REVIEW THE DETAILS WITH YOUR PROFESSIONAL ADVISERS.

The key sections in this Adoption Agreement, which have been pre-checked for you, mean that your plan will operate as follows:

  - All employees who are age 21 and who meet a one-year service requirement are eligible to participate.

  - An employee who completes 1,000 hours of service is credited with a year of service.

  - Your employees will enter the plan on the plan anniversary date or the date which is six months subsequent to each plan anniversary date, after eligibility requirements have been satisfied.

  - No fixed contribution formula. It is at your discretion each year to contribute the amount you determine proper based upon a completed resolution.

  - Not integrated with Social Security.

  - Normal retirement age of 65.

  - No hardship withdrawals or loans are permitted.

  - Participants direct all contributions.

  - Trustee services provided by The First National Bank of Boston at a fee of $10 per participant per year.

  - Employer is the Plan Administrator.

Note: The elections that are pre-checked represent the most common elections made by employers for this type of plan.

SOME SECTIONS HAVE NOT BEEN COMPLETED BECAUSE THEY ARE NOT REQUIRED. HOWEVER, YOU MAY MAKE AN ELECTION IN ANY OF THESE SECTIONS BY MARKING AN "X" AND INITIALING NEXT TO THE ELECTION.

YOU MAY CHANGE ANY OF THESE PRE-CHECKED ELECTIONS BY MAKING THE APPROPRIATE CHANGE AND PLACING YOUR INITIALS NEXT TO THE SECTION BEING CHANGED.

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                       GENERAL REPORTING, DISCLOSURE, AND
                             FIDUCIARY INFORMATION

Part of the administration of qualified plans includes the filing of various reports with the Internal Revenue Service (IRS), and to the extent applicable, with the Department of Labor (DOL), and the Pension Benefit Guaranty Corporation
(PBGC) (usually for Defined Benefit Plans only).

Any individual having or exercising discretionary authority or control over the plan assets is considered to be a fiduciary and must be bonded by a corporate surety company. This is done to insure against a breach of fiduciary duty or mishandling of funds involving plan assets and/or operations. The amount of the bond must equal 10% of the assets handled and must be no less than $1,000 and no more than $500,000 or as directed by the Department of Labor. Consult your local telephone listings for providers of bonds surety and/or fidelity.

We have provided you with a Model Summary Plan Description. Please follow the instructions carefully and complete these within the proscribed time frames. YOU MUST REVIEW THIS AND ANY OTHER REPORTING DISCLOSURE, AND FIDUCIARY RESPONSIBILITIES THOROUGHLY WITH YOUR PLAN ADMINISTRATOR, PENSION ATTORNEY, AND/OR TAX ADVISOR TO INSURE COMPLIANCE WITH CURRENT PENSION LAW AND TO MAINTAIN YOUR PLAN'S TAX QUALIFIED STATUS.


--------------------------------------------------------------------------------
                          ABOUT COLONIAL'S 401(K) PLAN
                               ADOPTION AGREEMENT

This is the Adoption Agreement for defined contribution plan #001 of basic plan document #02, which is a prototype profit sharing/section 401(k) plan. This plan is sponsored by Colonial Investment Services, Inc.

Note: Before executing this Adoption Agreement, the employer should consult with a tax adviser or attorney. Failure to properly complete this Adoption Agreement may result in Plan disqualification.

The Employer hereby establishes a profit sharing/section 401(k) plan and trust upon the respective terms and conditions contained in the prototype defined contribution plan (the "Plan") and the Trust Agreement annexed hereto and appoints as Trustee of such trust the person(s) who have executed this Adoption Agreement evidencing their acceptance of such appointment. The Plan, the Trust Agreement, and the Custody Agreement, if applicable, shall be supplemented and modified by the terms and conditions contained in this Adoption Agreement and shall be effective on the Effective Date. The Sponsor will inform the Employer of any amendments made to the Plan or the discontinuance or abandonment of the Plan.

Deadline: New Plans must be executed by the last day of the employer's fiscal year.

--------------------------------------------------------------------------------
                                       4

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                              COLONIAL 401(K) PLAN
                               ADOPTION AGREEMENT

 ................................................................................

                                I. SPONSOR DATA

Colonial Investment Services, Inc., One Financial Center, Boston, MA 02111.
Telephone: 800-799-7526
 ................................................................................

                               II. EMPLOYER DATA

Please complete A through I.  If applicable, complete J and K.

A.
--------------------------------------------------------------------------------
Name of Employer

B.
--------------------------------------------------------------------------------
Employer Identification Number

C.
--------------------------------------------------------------------------------
Address

--------------------------------------------------------------------------------
City                                    State            Zip

D.
--------------------------------------------------------------------------------
Telephone Number

E.
--------------------------------------------------------------------------------
Name of Plan (if different than A. above)

F.
--------------------------------------------------------------------------------
Employer's Taxable Year End

G.
--------------------------------------------------------------------------------
Plan Year End

H. THE EMPLOYER IS :

/ / A corporate entity         / / A noncorporate entity
/ / A corporation electing to be taxed under Subchapter S

The "Effective Date" of this plan is the first day of the calendar year or the fiscal year on which you operate.

I.
--------------------------------------------------------------------------------
Effective Date

J. IF THIS IS AN AMENDMENT OF AN EXISTING PLAN, COMPLETE THE FOLLOWING:

--------------------------------------------------------------------------------
Effective Date of Amendment (should be first day of a Plan Year)

--------------------------------------------------------------------------------
Name of Prior Plan

--------------------------------------------------------------------------------
Effective Date of Prior Plan

The "Limitation Year" will be December 31st, unless the company is operating on a fiscal year basis. In that case the limitation year ends on the last day of the fiscal year. The limitation year usually corresponds with the Plan Year.

K.
--------------------------------------------------------------------------------
Limitation Year (if different from G. above)
 ................................................................................

                                III. ELIGIBILITY

Your plan has pre-checked one year of service and the attainment of age 21 as its eligibility requirements. If desired, you may choose less restrictive eligibility requirements, or none at all.

Employees shall be eligible to participate in the Plan upon completion of the eligibility requirements (complete A and B) (Plan section 3.1):

A. YEARS OF SERVICE. The Employee must complete (check one):

/x/ One Year Service
/ / _______ months (not more than 12) after date of hire.
/ / No service requirement.

B. AGE. The Employee must attain age 21 (not greater than age 21).

C. THE FOLLOWING EMPLOYEES WILL NOT BE ELIGIBLE TO PARTICIPATE IN THE PLAN (PLAN
SECTION 3.1):

/x/ Union Employees. Employees included in a unit of employees covered by a collective bargaining agreement between Employer and Employee representatives (as defined in section 3.1(b)(i) of the Plan), if retirement benefits were the subject of good faith bargaining and if two percent or less of the employees who are covered pursuant to that agreement are professionals as defined in section 1.410(b)-9 of the regulations.

/x/ Nonresident Aliens. Employees who are nonresident aliens and who receive no earned income from the Employer which constitutes income from sources within the United States.

For purposes of this section III, the term "Employee" includes all employees of this Employer or any employer aggregated with this Employer under sections 414(b), (c) or (m) or (o) of the Code and individuals who are Leased
Employees required to be considered Employees of any such employer under section 414(n) or (o) of the Code.
 ................................................................................

                              IV. CREDITED SERVICE

A. THE PLAN PROVIDES THAT A YEAR OF SERVICE REQUIRES 1,000 HOURS DURING ANY PLAN YEAR. IF A LOWER NUMBER OF HOURS IS DESIRED, STATE THE NUMBER HERE:
__________________ (PLAN SECTION 2.48)

B. THE PLAN PERMITS HOURS OF SERVICE TO BE DETERMINED BY THE USE OF SERVICE EQUIVALENCES UNDER ONE OF THE METHODS SELECTED BELOW (CHOOSE ONE METHOD)(PLAN
SECTION 2.23):

1. /x/ On the basis of actual hours for which an Employee is paid or entitled to payment.

2. / / On the basis of days worked. An employee will be credited with ten (10) Hours of Service if under section 2.23 of the Plan such Employee would be credited with at least one (1) Hour of Service during the day.

3. / / On the basis of weeks worked. An Employee will be credited with forty-five (45) Hours of Service if under section 2.23 of the Plan such Employee would be credited with at least one Hour of Service during the week.

4. / / On the basis of semimonthly payroll periods. An Employee will be credited with ninety-five (95) Hours of Service if under section 2.23 of the Plan such Employee would be credited with at least one (1) Hour of Service during the semimonthly payroll period.

-or-

5. / / On the basis of months worked. An Employee will be credited with one hundred ninety (190) Hours of Service if under section 2.23 of the Plan such Employee would be credited with at least one (1) Hour of Service during the month.

C. SERVICE WITH A PREDECESSOR EMPLOYER (CHOOSE 1 OR 2) (PLAN SECTIONS 3.3 AND 8.5):

1. /x/ No credit will be given for service with a predecessor employer.

- or -

2. / / Credit will be given for service with the following predecessor employer(s): ________________________________

D. SERVICE BEFORE PLAN (OR PREDECESSOR PLAN) ADOPTED (PLAN SECTION 2.48):

1. /x/ Full credit.

2. / / No credit.

Note: The Plan provides that if this is a continuation of a predecessor plan, service under the predecessor plan must be counted.

--------------------------------------------------------------------------------


                                       5                 8/96 ADOPTION AGREEMENT

 ................................................................................
                                V. COMPENSATION

A.  COMPENSATION (CHOOSE 1 OR 2 ) (PLAN SECTION 2.7):

1. /X/ Shall include

Employer Contributions made pursuant to a salary reduction agreement which are not included in the gross income of the Employee under sections 125, 402(e)(3), 402(h)(1)(B) or 403(b) of the code.

2. / / Shall not include

Employer Contributions made pursuant to a salary reduction agreement which are not included in the gross income of the Employee under sections 125, 402(e)(3), 402(h)(1)(B) or 403(b) of the Code.

B. THE EFFECTIVE DATE OF THE ELECTION IN A. ABOVE SHALL BE ______(BUT NOT
EARLIER THAN THE FIRST DAY OF THE FIRST PLAN YEAR BEGINNING AFTER 1986).
 ................................................................................
                               VI. CONTRIBUTIONS

A. EMPLOYEE CONTRIBUTIONS:

1. / / Nondeductible Voluntary. (choose a or b) (Plan section 4.3):

(a) / / Each Participant may make nondeductible voluntary contributions. The minimum voluntary contribution, if any, is ____%.

-or-

(b) /X/ Nondeductible voluntary contributions are not permitted.

Note: If you wish to make Matching Contributions based on a Participant's Elective Deferrals, it is recommended that Elective Deferrals be limited to no more than 6% of Compensation.

2. /X/ Elective Deferrals. (Plan section 4.4). Elective Deferrals not in excess of ______% of a Participant's Compensation shall be contributed in accordance with a compensation reduction agreement signed by the Participant.

Note: The aggregate Elective Deferrals of a Participant for any taxable year of that Participant shall be limited to $9,500 (1996 Maximum), with such amount adjusted for cost of living to the extent permitted under sections 401(g) (5) and 415(d) of the Code.

B. MATCHING CONTRIBUTIONS (CHOOSE 1, 2, OR 3) (PLAN SECTION 4.1(b)):

1. / / The Employer shall make a Matching Contribution equal to______% of the Elective Deferrals made by each Participant.

2. / / The Employer shall make a Matching Contribution equal to ____% of so much of the Elective Deferrals made by each Participant as shall not exceed ____% of such Participant's Compensation plus ____% of the Elective Deferrals made by each Participant as shall exceed ____% but not ____% of such Participant's Compensation.

3. / / The Employer shall make a Matching Contribution equal to such percentage of the Elective Deferrals , or such percentages of stated portions of the Elective Deferrals, made by each Participant as the Employer shall decide and announce to the Participants before the Plan Year begins.

Note: Minimum allocations may be required to Participants who do not receive an allocation of 3% of their Compensation. To the extent required, these allocations shall be provided by a separate profit sharing contribution from the Employer.

PLEASE COMPLETE IF YOU WISH TO CONTRIBUTE A STATED % OF EACH PARTICIPANT'S COMPENSATION IN YEARS WHEN NO EMPLOYER RESOLUTION IS ADOPTED. OTHERWISE, LEAVE BLANK.

C. EMPLOYER CONTRIBUTIONS OTHER THAN MATCHING CONTRIBUTIONS (CHOOSE 1 OR
2) (PLAN SECTION 4.1(a)):

1. /X/ Discretionary pursuant to Employer resolution. If no resolution is adopted, then _____% of Participants' Compensation.

-or-

2. / / ___% of Participants' Compensation, plus discretionary amount, if any, by Employer resolution.

 ................................................................................
                   VII. ALLOCATION OF EMPLOYER CONTRIBUTIONS

Your Plan may provide for Employer Contributions to be allocated to all eligible participants prorated upon compensation. This is called a non-integrated plan. If desired, however, you may select an integrated plan formula which is designed to provide contributions based upon amounts of compensation below and above the Social Security Taxable Wage Base (TWB). For 1996, the TWB is $62,700, and may be adjusted annually.

A. FORMULA (CHOOSE 1 OR 2) (PLAN SECTION 5.3(a)).

Note: If you provide for hardship withdrawals you must use Formula 1.

1. /X/ Nonintegrated Plan - Employer contributions shall be allocated to the accounts of all eligible Participants prorated upon compensation.

-or-

2. / / Integrated Plan - Employer contributions and forfeitures shall be integrated with Social Security and allocated in accordance with the provisions of Plan section 5.3(a). The Plan's Integration Level shall be (choose (a), (b) or (c)):

(a) / / Taxable Wage Base. The contribution and benefit base under section 230 of the Social Security Act at the beginning of the Plan Year.

-or-

(b) / / $_____ (a dollar amount not to exceed the Taxable Wage Base).

-or-

(c) / / _____% of the Taxable Wage Base (not to exceed 100%). Note: If you maintain any other plan in addition to this Plan, only one plan may be integrated with Social Security.

B.  CONTRIBUTION ELIGIBILITY (PLAN SECTION 4.1(c)):

The Plan provides that all Participants will share in Employer Contributions for the Plan Year, except the following (if elected):

/X/ Participants who terminate employment during the Plan Year with not more than 500 Hours of Service and who are not Employees as of the last day of the Plan Year (other than Participants who die, retire or become Totally and Permanently Disabled).

If a fewer number of hours than 500 is desired, state the number here: ______

 ................................................................................
                              VIII. DISTRIBUTIONS

A. NORMAL RETIREMENT AGE IS (CHOOSE 1 OR 2) (PLAN SECTION 2.30):

1. /X/ The date a Participant reaches age 65 (not more than 65 or less than 55). If no age is indicated, normal retirement age shall be 65.

-or-

2. / / The later of age _____ (not more than 65) or the____ (not more than 5th) anniversary of the day the Participant commenced participation in the Plan. The participation commencement date is the first day of the first Plan Year in which the Participant commenced participation in the Plan.

B.  EARLY RETIREMENT (CHOOSE 1 OR 2 )(PLAN SECTION 2.10)

1. / / Early Retirement Date is the first day of the month coincident with or next following the date upon which a Participant reaches age _____ (not less than 55) and completes ______ years of service (not more than 15).

-or-

2. /X/ Early Retirement will not be permitted under the Plan.

 ................................................................................
                    IX. CLAIM FOR EXCESS ELECTIVE DEFERRALS

(PLAN SECTION 4.9)

Participants who claim excess Elective Deferrals for the preceding calendar year must submit their claims in writing to the Plan Administrator by MARCH 15.


--------------------------------------------------------------------------------

401(k) PLAN  8/96                       6                     ADOPTION AGREEMENT

--------------------------------------------------------------------------------

Note: Excess Elective Deferrals distributed after April 15 are not only includible in the Participant's gross income for the taxable year made, but are also includible in income again in the year distributed.

 ................................................................................
                              X. OPTIONAL FEATURES

The plan allows you the flexibility of permitting hardship withdrawals and loan provisions. The plan also permits participants to designate a portion of their account to purchase life insurance contracts on themselves.

A.  HARDSHIP WITHDRAWALS (CHOOSE 1 OR 2) (PLAN SECTION 12.3):

1. / / Hardship withdrawals will be permitted.

-or-

2. /X/ Hardship withdrawals will not be permitted.

Note: The Plan may not provide hardship withdrawals if integration with Social Security is elected in section VII A 2.

B. LOANS (CHOOSE 1 OR 2) (PLAN SECTION 13):

1. / / Loans will be permitted to be made to Participants.

-or-

2. /X/ Loans will not be permitted to be made to Participants.

Note: The Plan may not permit loans to Owner-Employees of noncorporate entities or to Shareholder-Employees of Subchapter S corporations. If Plan loans are permitted, a Trustee in addition to The First National Bank of Boston must be appointed in section XVII B.

C. INSURANCE (CHOOSE 1 OR 2) (PLAN SECTION 14):

1. / / The Plan permits Participants to designate a portion of their Account to purchase life insurance contracts.

Note: If life insurance is permitted, a trustee in addition to The First National Bank of Boston must be appointed in section XVII B.

The percentage of the Employer Contributions which may be applied to purchase life insurance contracts shall be equal to____%.

-or-

2. /X/ The Plan does not permit Participants to designate a portion of their Account to purchase life insurance contracts. Note: Section 14.5 of the Plan provides certain limits on the amount of Employer Contributions that can be applied to purchase life insurance contracts.

 ................................................................................
                                  XI. VESTING

An employer may select any of the schedules outlined in this section for contributions attributable to Employer Contri-butions and Matching Contributions.

Choose the vesting schedule you desire. Employee contributions are not subject to a vesting schedule and are 100% non-forfeitable when made -- Employer Contributions and Matching Contributions will become vested if the Participant terminates employment for any reasons other than retirement, death, or disability pursuant to the following schedule (choose A,B,C or D) (Plan section 8.3):

A. / /        YEARS OF SERVICE            VESTED PERCENTAGE
              1 year                            0%
              2 years                          20%
              3 years                          40%
              4 years                          60%
              5 years                          80%
              6 or more years                 100%

B. / / 100% VESTING IMMEDIATELY AFTER SATISFACTION OF THE ELIGIBILITY REQUIREMENTS.

C. / / 100% vesting after three Years of Service.

-or-

D. / /        YEARS OF SERVICE            VESTED PERCENTAGE
              1 year                      ____%
              2 years                     ____% (not less than 20)
              3 years                     ____% (not less than 40)
              4 years                     ____% (not less than 60)
              5 years                     ____% (not less than 80)
              6 years                     ____% (not less than 100)

 ................................................................................
                            XII. INVESTMENT CHOICES

The Plan permits either 100% of the Plan's assets to be selected from shares of Colonial Mutual Funds, or at least 50% to be selected from shares of Colonial Mutual Funds, with the remainder being in such investments as may be acceptable at the discretion of the Trustee.

If you desire to invest plan assets only in Colonial Mutual Funds, check "A." If you select "B," at least 50% of plan assets must be invested in Colonial Mutual Funds. The Trustee designated in section XVII B, will be the trustee for any non-Colonial assets.

A. /X/ INVESTMENT OF TRUST ASSETS MAY BE SELECTED ONLY FROM SHARES OR OTHER INVESTMENTS OFFERED BY THE SPONSOR.

B. / / 50% OF THE TRUST ASSETS MUST BE INVESTED IN SHARES OR OTHER INVESTMENTS OFFERED BY THE SPONSOR WITH THE REMAINDER IN SUCH OTHER INVESTMENTS AS MAY BE ACCEPTABLE WITHIN THE DISCRETION OF THE TRUSTEE.

 ................................................................................
                           XIII. INVESTMENT AUTHORITY

Contributions to the Plan shall be invested by the Trustee in accordance with instructions of the Employer or Plan Administrator except that (choose A or B) (Plan section 7.2):

A. / / No exceptions; the Employer or Plan Administrator shall make all investment selections.

-or-

B. /X/ Each Participant / / may, /X/ shall direct that:

1. /X/ Amounts voluntarily contributed by such Participant pursuant to section
4.3 and 4.4 of the Plan, rollover contributions pursuant to section 4.5 of the Plan and direct transfers pursuant to section 4.6 of the Plan, if any,

-and/or-

2. /X/ Employer Contributions on the Participant's behalf shall be invested in specified investments offered by the Sponsor. Participants may make or change such directions by giving written notice to the Plan Administrator. Reasonable restrictions may be imposed on this privilege by the Plan Administrator or the Sponsor for purposes of administrative convenience.

 ................................................................................
                           XIV. TOP-HEAVY PROVISIONS

Participants who are eligible to receive the minimum allocation provided by section 5.2 of the Plan shall receive a minimum allocation of contributions and forfeitures under this Plan equal to three percent (3%) of Compensation, or if lesser, the largest percentage of Compensation allocated on behalf of any Key Employee for the Plan Year.

 ................................................................................
                           XV. ALLOCATION LIMITATIONS

Complete this section only if you maintain or ever maintained another qualified plan in which any participant in this plan is (or was) a participant or could become a participant. This section must also be completed if the Employer maintains a welfare benefit fund, as defined in section 419(e) of the Code, or an individual medical account, as defined in section 415(l)(2) of the Code, under which amounts are treated as annual additions with respect to any participant in this plan.

A. IF THE PARTICIPANT IS COVERED UNDER ANOTHER QUALIFIED DEFINED CONTRIBUTION PLAN MAINTAINED BY THE EMPLOYER, OTHER THAN THE MASTER OR PROTOTYPE PLAN (CHOOSE 1 OR 2) (PLAN SECTION 6.3):

1. / / The provisions of section 6.2 will apply as if the other plan were a master or prototype plan.

-or-

2. / / (On an attachment, provide the method under which plans will limit total annual additions to the maximum permissible amount, and will properly reduce any excess amounts, in a manner that precludes Employer discretion.)

--------------------------------------------------------------------------------

                                        7                8/96 Adoption Agreement

--------------------------------------------------------------------------------
B. IF THE PARTICIPANT IS OR HAS EVER BEEN A PARTICIPANT IN A DEFINED BENEFIT PLAN MAINTAINED BY THE EMPLOYER, ATTACH AN EXPLANATION OF THE METHOD UNDER WHICH THE PLAN INVOLVED WILL SATISFY THE 1.0 LIMITATION IN A MANNER THAT PRECLUDES EMPLOYER DISCRETION.

 ................................................................................
                              XVI. ADMINISTRATION

The Plan Administrator will automatically be the Employer, unless otherwise indicated in this section. Also list all named fiduciaries in this section.

A. THE PLAN ADMINISTRATOR OF THE PLAN WILL BE (CHOOSE 1, 2, OR 3) (PLAN SECTIONS
2.34 AND 15.4):

1 /X/ The Employer

-or-

2. / / An individual Plan Administrator designated by the Employer

--------------------------------------------------------------------------------
Name

--------------------------------------------------------------------------------
Address

--------------------------------------------------------------------------------
City                                    State            Zip

-or-

3. / / A committee of two or more Employees designated by the Employer:

--------------------------------------------------------------------------------
Name & Title

--------------------------------------------------------------------------------
Signature

--------------------------------------------------------------------------------
Name & Title

--------------------------------------------------------------------------------
Signature

--------------------------------------------------------------------------------
Name & Title

--------------------------------------------------------------------------------
Signature

Note: If no Plan Administrator has been designated or is serving at any time, the Employer will be deemed the Plan Administrator (Plan section 15.4).

B. THE PLAN ADMINISTRATOR (INCLUDING ALL MEMBERS OF A COMMITTEE, IF A COMMITTEE IS NAMED) IS A NAMED FIDUCIARY FOR THE PLAN. IF OTHER PERSONS ARE ALSO TO BE NAMED FIDUCIARIES, THEIR NAMES AND ADDRESSES ARE:

--------------------------------------------------------------------------------
Name

--------------------------------------------------------------------------------
Address

--------------------------------------------------------------------------------
City                                    State            Zip

--------------------------------------------------------------------------------
Name

--------------------------------------------------------------------------------
Address

--------------------------------------------------------------------------------
City                                    State            Zip

C. THE NAMED FIDUCIARIES HAVE ALL OF THE POWERS SET FORTH IN THE PLAN. IF ANY POWERS OR DUTIES ARE TO BE ALLOCATED AMONG THEM, OR DELEGATED TO THIRD PARTIES, INDICATE BELOW WHAT THE POWERS OR DUTIES ARE AND TO WHOM THEY ARE TO BE DELEGATED (PLAN SECTION 15.3):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 ................................................................................
                               XVII. THE TRUSTEE

A. THE EMPLOYER HEREBY APPOINTS THE SPONSOR'S DESIGNATED TRUSTEE TO SERVE AS
TRUSTEE: THE FIRST NATIONAL BANK OF BOSTON , 100 FEDERAL STREET, BOSTON, MA 02110. THIS PLAN SHALL BE DEEMED TO HAVE BEEN ACCEPTED BY THE TRUSTEE, THE FIRST NATIONAL BANK OF BOSTON, UPON RECEIPT BY ITS AGENT, COLONIAL INVESTORS SERVICE CENTER, OF ALL NECESSARY DOCUMENTS AND FORMS, PROPERLY COMPLETED.

If you select optional features which permit loans (section X) or if your choice of investments includes investments other than those offered by Colonial (section XII), then you must designate a trustee in section XVII B. T he First National Bank of Boston will only serve as Trustee for Colonial Funds.

B. THE EMPLOYER HEREBY APPOINTS THE FOLLOWING TO SERVE AS TRUSTEE (PLAN SECTION 2.45):

--------------------------------------------------------------------------------
Name

--------------------------------------------------------------------------------
Address

--------------------------------------------------------------------------------
City                                    State            Zip
                     X
--------------------------------------------------------------------------------
Date                 Signature of Trustee

 ................................................................................
                           XVIII. EMPLOYER SIGNATURE

Read the employer acknowledgment and execute this section.

Employer must execute and date the Adoption Agreement on page 8. If the employer is a corporation, the individual must be a corporate officer who is duly authorized, pursuant to a corporate resolution, to act on behalf of the corporation. Any affiliated employers also should execute the Adoption Agreement.

The Employer acknowledges receipt of the current prospectus of the investment companies designated by the Employer for its initial investments under the Plan and represents that it has delivered a copy thereof to each Participant in the Plan, and that it will deliver to each Participant making contributions and each new Participant, a copy of the then current prospectus of such investment companies. The Employer further represents that the information in this Adoption Agreement shall become effective only when approved and countersigned by the Trustee. The right to reject the Adoption Agreement for any reason is reserved.

This Adoption Agreement must be used only in conjunction with basic plan document #02.

Note: An Employer who has ever maintained or who later adopts any plan (including, after December 31, 1985, a welfare benefit fund, as defined in section 419(e) of the Code, which provides post-retirement medical benefits allocated to separate accounts for Key Employees, as defined in section 419A(d)(3) of the Code, or an individual medical account, as defined in section 415(l) (2) of the Code), in addition to this Plan, may not rely on the opinion letter issued by the National Office of the Internal Revenue Service as evidence that this Plan is qualified under section 401 of the Internal Revenue Code. If the Employer who adopts or maintains multiple plans wishes to obtain reliance that the plans are qualified, application for a determination letter should be made to the appropriate Key District Director of Internal Revenue.

The Employer may not rely on the opinion letter issued by the National Office of the Internal Revenue Service as evidence that this Plan is qualified under section 401 of the Code unless the terms of the Plan, as herein adopted or amended, that pertain to the requirements of sections 401(a)(4), 401(a)(17), 401(1), 401(a)(5), 410(b) and 414(s) of the Code, as amended by the Tax
Reform Act of 1986 or later laws, (a) are made effective retroactively to the first day of the first Plan Year beginning after December 31, 1988 (or such other date on which these requirements first become effective with respect to this Plan); or (b) are made effective no later than the first day on which the Employer is no longer entitled, under regulations, to rely on a reasonable, good faith interpretation of these requirements, and the prior provisions of the Plan constitute such an interpretation.

This Adoption Agreement consists of 4 pages.

IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed by its authorized officers this _______ day of ___________________.

--------------------------------------------------------------------------------
Name of Employer
By: X
--------------------------------------------------------------------------------
Name & Title

--------------------------------------------------------------------------------
Date

--------------------------------------------------------------------------------



401(k) Plan 8/96                        8                     Adoption agreement

-------------------------------------------------------------------------------

PLAN FORM              [COLONIAL FLAG LOGO]                             COLONIAL
                                                          401(K) RETIREMENT PLAN


 ................................................................................

            SECTION I: EMPLOYER INFORMATION (PLEASE PRINT)

     -----------------------------    -------------------------------------
     Name of Employer                 EIN#/Plan Tax Identification Number

     ----------------------------------------------------------------------
     Address

     -----------------------------    ------------------    ---------------
     City                             State                 Zip

     -----------------------------    -------------------------------------
     Name of Plan                     Plan Year End

 ................................................................................
                    SECTION II: PLAN REPORT/SOFTWARE REQUEST

A. PLAN REPORTS: This section has been pre-checked to provide basic reports for your plan. Please make any changes you desire. A duplicate copy of the plan reports will be sent to your Registered Representative listed in Section V. If you indicate below, an additional copy of the plan reports will be mailed to an Interested Party; or an additional copy of the Participant Statements will be sent to each participant, quarterly. A Listbill and Transaction Confirmation will be generated automatically following any plan transaction.


     ------------------------------------------------------------------------
     NAME OF REPORT                PREPARED (CHECK ONE)
                                   MONTHLY         QUARTERLY      DO NOT WANT
     ------------------------------------------------------------------------
     Consolidated Plan Reports                         X
     ------------------------------------------------------------------------
     Participant Statements                            X
     ------------------------------------------------------------------------

     / / Send an additional copy of all plan reports to the Interested Party below:

     -----------------------------    ------------------------------------
     Name of Interested Party         Relationship to Plan

     -----------------------------    ------------------------------------
     Address                          Telephone

     -----------------------------    ------------------------------------
     City                             State                 Zip

     / / Please send an additional Participant Statement to each participant at the address of record as provided on the enrollment form.

B. PLAN SOFTWARE: Complete the software section based upon your plan needs :

     ---------------------------------------------------------------------
     SOFTWARE                               WOULD LIKE
     ---------------------------------------------------------------------
     Colonial Plan Investor (CPI)       / / Yes       / / No*
     ---------------------------------------------------------------------
     IRS Form 5500 Reporting Software   / / Yes       / / No
     ---------------------------------------------------------------------
     401(k) Software                    / / Yes       / / No
     ---------------------------------------------------------------------

     SOFTWARE IS PROVIDED ON 3 1/2" DISKS AND IN WINDOWS ONLY. PLEASE SEE PAGE 10 FOR FEE INFORMATION.

     PLAN SOFTWARE IS TO BE SENT TO: / / THE EMPLOYER OR / / TO THE INTERESTED PARTY INDICATED ABOVE INDICATE IF PLAN HAS 100 OR MORE PARTICIPANTS:
     _________________ / / YES     / / NO

The reverse of this form provides a review of the reports and software available.
* Plan may incur a charge if software is not utilized. Additional materials may need to be completed in conjunction with software use and installation.

 ................................................................................
                         SECTION III: FUND SELECTION

The following Colonial Mutual Funds (maximum of 12) are to be used as funding choices for my company's 401(k) plan. Purchases or exchanges into other Colonial funds will not be permitted without my written authorization or authorized telephone transaction instructions.

     1. _________________  5. ____________________  9. _____________________

     2. _________________  6. ____________________  10. ____________________

     3. _________________  7. ____________________  11. ____________________

     4. _________________  8. ____________________  12. ____________________

All of the above fund purchases are to be made using / / Class A shares / / Class B shares / / Class D shares. If no selection is specified, the money will be invested in Class A shares. Limited to one class of shares per plan.

--------------------------------------------------------------------------------

                                        9                         8/96 PLAN FORM

 ................................................................................
                             SECTION IV: SIGNATURE

     X
     ------------------------------------------------  -------------------
     Employer Signature                                Date

 ................................................................................
                    SECTION V: FINANCIAL SERVICE FIRM (FSF)

     ----------------------------  ------------------  -------------------
     FSF Name                      Branch Office       Telephone

     ----------------------------  ------------------  -------  ----------
     Branch Office Address         City                State    Zip

     ----------------------------  ---------------------------------------
     Representative's Last Name    Signature

     ----------------------------  ---------------------------------------
     Branch #                      Rep #

 ................................................................................
                COMPUTER SPECIFICATIONS FOR USE OF PLAN SOFTWARE

To take advantage of the software diskettes, you must have computer capability as described below.

     - COLONIAL PLAN INVESTOR SOFTWARE (CPI)
       ("Electronic Listbill") CPI provides automated processing of plan contributions as well as participant and beneficiary information. Plan may incur a charge to process manual payroll if software is not utilized. Exceptions apply -- call Colonial for details.

     - IRS FORM 5500 REPORTING SOFTWARE*
       Provides CPAs, accountants and third party administrators with an easy-to-use Windows application to complete this IRS form. Colonial provides a plan data diskette which merges with the 5500 program and partially completes the 5500 form.THE COST IS $50.00 ANNUALLY (Both Windows and DOS are available in 1996; Windows only in 1997).

     - 401(k) SOFTWARE*
       Enhanced to provide discrimination testing, top-heavy testing, IRC 415 Limits testing, and vesting analysis. THE COST IS $50.00 ANNUALLY (Windows only).

       Reports will be sent to the employer address entered in Section I, unless otherwise indicated. Return this form w/check payable to:

           COLONIAL INVESTORS SERVICE CENTER, INC.          COLONIAL INVESTORS SERVICE CENTER, INC.
           ATTN: RETIREMENT PLAN SERVICES              OR   ATTN: RETIREMENT PLAN SERVICES
           ONE FINANCIAL CENTER                             BOX 1722
           BOSTON, MA 02111                                 BOSTON, MA 02105-1722

     -------------------------------------------------------------------------
                                 SPECIFICATIONS

       PROCESSOR         IBM PC or compatible with 486 or higher processor
       HARD DRIVE        6 MB of free space for each package
       DISK DRIVE        3.5 floppy drive
       MEMORY            8 MB of RAM
       MONITOR           EGA/VGA or higher resolution video card
       PRINTER           HP Laserjet or compatible
       MOUSE             Microsoft Mouse or compatible
       MS-DOS            5.0 or later
       WINDOWS           3.1 or later
       MODEM             2400 Baud or higher, Hayes compatible (Optional for
                         the CPI package only. Not required for 5500 or 401(k)
                         Software packages)
     -------------------------------------------------------------------------
 ................................................................................
                  PLAN REPORT AVAILABLE TO ADOPTING EMPLOYERS

All plan reports will be provided to the employer and registered representative, unless otherwise indicated in Section II.

- LIST BILL -- A document that lists the name and Colonial account number(s) of each plan participant. The employer may use the list bill as a transmittal document for plan contributions made after the plan is initially funded, noting on it any changes for action by Colonial Investors Service Center. The List Bill can be produced automatically following any plan transactions.

- CONSOLIDATED PLAN REPORTS -- Colonial will provide both a Consolidated Participant Statement which summarizes transactions for each individual participant, as well as a Consolidated Fund Summary that summarizes plan contributions, redemptions, dividend/capital gains distributions, and current values for all plan accounts for a specific time period. These reports will be produced quarterly unless otherwise indicated.

- PARTICIPANT STATEMENTS -- A consolidated statement of transactions for each participant. These statements will be produced quarterly and are part of the Consolidated Plan Reports. By checking the appropriate box in Section II A, an additional copy of the Participant Statements will be mailed to each participant's address of record, quarterly.

- TRANSACTION CONFIRMATION -- A statement confirming the most recent transaction in any or all plan accounts. This statement is provided automatically by Colonial as required by law.

--------------------------------------------------------------------------------

PLAN FORM 8/96                         10

--------------------------------------------------------------------------------

CORPORATE RESOLUTION      [COLONIAL FLAG LOGO]                          COLONIAL
                                                          401(K) RETIREMENT PLAN

The undersigned hereby certifies that he/she is Secretary of ________________________ (the "Corporation"), a corporation organized and existing under the laws of _____________________ (State or Commonwealth), and that the following resolutions were duly adopted at a meeting of the Board of Directors of the Corporation, duly called and held on _____________ (date) at which a quorum was present and acted throughout, and that such resolutions have not been amended or rescinded and are in full force and effect.

1. RESOLVED, that the Corporation hereby ADOPTS the __________________________ (name of Colonial plan) as a ____________________(type of plan -- for example, 401(k)) ("Plan") and agrees to enter into the Trust Agreement with The First National Bank of Boston ("Trustee"), both as presented at this meeting, effective ________________ (date); and it is further

                                       OR

1. RESOLVED, that the Corporation hereby AMENDS its current _______________________ (name of current plan) as a _______________________
    (type of plan -- for example, 401(k)) ("Plan") and agrees to enter into the Trust Agreement with The First National Bank of Boston ("Trustee"), both as presented at this meeting, effective _________________ (date); and it is further

2. RESOLVED, that the appropriate officers of the Corporation are hereby authorized and directed on behalf of the Corporation to execute and deliver an Adoption Agreement adopting the Plan and a Trust Agreement with the Trustee and to do all other things which they may consider necessary or appropriate to establish and maintain the Plan and the Trust Agreement, including, but not limited to, amending the Plan or the Trust Agreement, making contributions from the funds of the Corporation in accordance with the Adoption Agreement for the purposes of the Plan, and giving the Trustee all notices, directions, instructions and other communications as appropriate and receiving all notices, reports, accounts and other communications from the Trustee.

3. RESOLVED, that the following officers of the Corporation are authorized to act severally/jointly (cross out one) on behalf of the Corporation with respect to these matters.

-----------------------------------------    -----------------------------------
Name & Title                                 Signature

-----------------------------------------    -----------------------------------
Name & Title                                 Signature

-----------------------------------------    -----------------------------------
Name & Title                                 Signature


In witness whereof, the undersigned has hereto set his hand and corporate seal of the aforesaid Corporation on this _________ day of ____________________, 19_____.


                                             -----------------------------------
                                             Secretary of Corporation Signature


(Corporate seal)







                             FOR EMPLOYER USE ONLY
DO NOT SEND TO THE FIRST NATIONAL BANK OF BOSTON OR COLONIAL INVESTORS SERVICE
                                  CENTER, INC.
--------------------------------------------------------------------------------

                                       11                   CORPORATE RESOLUTION

--------------------------------------------------------------------------------

                              HOW TO TRANSFER YOUR

                     QUALIFIED RETIREMENT PLAN TO COLONIAL

It's easy to transfer your 401(k) Retirement Plan and, as long as the transfer is made directly from one trustee to another, there is no change in the tax status of your plan assets.

 ................................................................................
                                     STEP 1

If you are transferring your retirement plan assets to a NEW Colonial 401(k) Plan, follow the guidelines for adopting the new Colonial plan. Complete the Asset Transfer Form, the Adoption Agreement and related forms.

 ................................................................................
                                     STEP 2

If you are transferring your plan assets to an EXISTING Colonial 401(k) Plan, it will not be necessary to complete a new Adoption Agreement. Complete the Asset Transfer Form indicating the existing account number(s) to which the transfer of assets is to be made.

 ................................................................................
                                     STEP 3

If you are transferring your plan assets to an EXISTING plan, but wish these transferred assets to be deposited into a new account, complete the Asset Transfer Form and attach special instructions as indicated under "Instruction to The First National Bank of Boston, Trustee."

Check to see if your resigning trustee or custodian requires your signature to be guaranteed.

 ................................................................................
                                     STEP 4

Send the Asset Transfer Form, as well as the completed Colonial Adoption Agreement if establishing a new Colonial 401(k) Plan, to Colonial at the address below. If you have any questions on the Asset Transfer Form, please call 800-799-7526.

Mail To:

COLONIAL INVESTORS SERVICE CENTER, INC.               COLONIAL INVESTORS SERVICE CENTER, INC.
ATTN: RETIREMENT PLAN SERVICES               OR       ATTN: RETIREMENT PLAN SERVICES
P.O. BOX 1722                                         ONE FINANCIAL CENTER
BOSTON, MA 02105-1722                                 BOSTON, MA 02111

Upon receiving the completed Adoption Agreement and a copy of the transfer letter to the original trustee, Colonial Investors Service Center, Inc., as Agent will promptly send a letter to the original trustee indicating the willingness of The First National Bank of Boston to accept the assets and to serve as successor plan trustee.
-------------------------------------------------------------------------------

COLONIAL 401(k) PLAN                  12

--------------------------------------------------------------------------------

ASSET TRANSFER              [COLONIAL FLAG LOGO]                        COLONIAL
FORM                                                      401(K) RETIREMENT PLAN


 ................................................................................
                       NAME AND ADDRESS OF EMPLOYER/PLAN

--------------------------------------  ----------------------------------------
Name                                    EIN#/Plan Tax Identification Number

----------------------------------------------------------  --------------------
Business Address                                            Telephone

--------------------------------------  ------------------  --------------------
City                                    State               Zip

 ................................................................................
                        INSTRUCTIONS TO PRESENT TRUSTEE

--------------------------------------------------------------------------------
Name

--------------------------------------  ----------------------------------------
Address                                 Telephone

--------------------------------------  ------------------  --------------------
City                                    State               Zip

-------------------------  ----------------------------  -----------------------
Present Accounts #s

-------------------------  ----------------------------  -----------------------
I request that the above-named Trustee of my present qualified retirement plan TRANSFER THE ASSETS OF MY RETIREMENT PLAN as indicated below to the First National Bank of Boston, Trustee for my Colonial Qualified Plan:

/ / Please transfer ALL of my present retirement plan assets and resign as Trustee.

or

/ / Please transfer $_________ or _______% of my present retirement plan assets and retain the balance.

Other instructions (e.g., make transfer upon maturity date of ____/____/____):

--------------------------------------------------------------------------------
Assets will be invested based on current allocation information on file. If pooled money, a separate accounting detailing the breakdown for each participant
should accompany the check.                                     TOTAL $________

 ................................................................................
                               EMPLOYER SIGNATURE

X _________________________________________     __________
Employer Signature                                 Date

 ................................................................................
                          FINANCIAL SERVICE FIRM (FSF)

FSF Name _______________________________________________    Branch Office Location_____________________________________________

Main Office Address_____________________________________    Telephone Number (______) _________________________________________

City ___________________________________________________    Branch No.  _________________________   Rep No.____________________

State__________________________   Zip __________________    Rep's Last Name____________________________________________________

Authorized Signature ___________________________________

Send completed application and check made payable to The First National Bank of Boston, Trustee, to:

COLONIAL INVESTORS SERVICE CENTER, INC.              COLONIAL INVESTORS SERVICE CENTER, INC.
ATTN: RETIREMENT PLAN SERVICES              OR       ATTN: RETIREMENT PLAN SERVICES
P.O. BOX 1722                                        ONE FINANCIAL CENTER
BOSTON, MA 02105-1722                                BOSTON, MA 02111

 ................................................................................
                           ACCEPTANCE BY NEW TRUSTEE

The First National Bank of Boston accepts the appointment as successor trustee of the Employer's Colonial Qualified Plan account(s) listed above and requests the liquidation and transfer of assets as indicated above.

This plan shall be deemed to have been accepted by the Trustee, The First National Bank of Boston, upon receipt by its Agent, Colonial Investors Service Center, Inc., of all necessary forms, properly completed.
--------------------------------------------------------------------------------

                                        13              ASSET TRANSFER FORM 8/96

--------------------------------------------------------------------------------

                      CONGRATULATIONS ON ESTABLISHING YOUR

                            COLONIAL RETIREMENT PLAN

To assist you in providing required documentation to your participating employees, this section includes the Notice to Interested Parties and the Summary Plan Description (SPD). Please consult with your tax advisor to determine if it is necessary for you to complete and distribute the Notice to Interested Parties.

--------------------------------------------------------------------------------
                          NOTICE TO INTERESTED PARTIES

RETYPE the notice on your company letterhead and fill in all the blanks. Post the notice on the bulletin boards customarily used to display important notices, or hand distribute or mail it to employees within 30 days after adopting the Plan or amending the options chosen by you in the Adoption Agreement. The reverse side of the notice provides the IRS key district office to which the notice should be mailed.

Consult with your tax advisor to determine if it is necessary to complete and distribute the Notice.

--------------------------------------------------------------------------------
                         SUMMARY PLAN DESCRIPTION (SPD)

The SPD is intended to provide employees with the information needed to properly understand their rights under the Plan. We have provided a model SPD for the 401(k) Plan, designed to follow the prototype plan Adoption Agreement you completed. The SPD must accurately reflect the provisions of the Plan, in accordance with the choices you made in the Adoption Agreement. IF YOU HAVE CHANGED THE PRE-CHECKED ELECTIONS ON THE ADOPTION AGREEMENT, YOU SHOULD MAKE CERTAIN TO CHANGE THE SPD ACCORDINGLY. If you wish, you may draft your own version of the SPD, as long as it meets IRS regulations.

The model Summary Plan Description contains several sections where the employer must choose which language is appropriate, or whether language should be included in the Summary Plan Description at all. These decisions should be made by looking at the Adoption Agreement and determining which language, if any, is appropriate. Instructions are included wherever possible to help make these decisions. Once the choices have been made, the employer simply checks off the appropriate language in the spaces provided. EMPLOYERS MAY THEN WISH TO HAVE THE SUMMARY PLAN DESCRIPTION RETYPED TO DELETE THOSE PROVISIONS WHICH DO NOT APPLY TO THE PLAN.

A COPY OF THE SPD MUST BE FURNISHED TO EACH PARTICIPANT COVERED UNDER THE PLAN AND EACH BENEFICIARY RECEIVING BENEFITS COVERED UNDER THE PLAN ON OR BEFORE THE LATER OF THE FOLLOWING DATES:

1. Within 90 days

(a) after the employee becomes a Participant in the case of a Participant covered under the Plan, or

(b) after the Beneficiary first receives benefits, in the case of a Beneficiary receiving benefits under the Plan, or

2. Within 120 days after the Plan becomes subject to the reporting and disclosure requirements of ERISA.

ERISA 104(b) and Reg. [Section]2520.104(b)-2(a)

A COPY OF THE SPD MUST BE FILED WITH THE DEPARTMENT OF LABOR BY MAILING IT TO:

SPD, Pension and Welfare Benefit Administration
Room N-5644
U.S. Department of Labor
200 Constitution Avenue, N.W.
Washington, D.C. 20210

on or before the last date on which the SPD may be furnished to Plan Participants and Beneficiaries.

Reg. [Section]2520.104a-3

WHEN DISTRIBUTING SUMMARY PLAN DESCRIPTIONS TO PLAN PARTICIPANTS AND BENEFICIARIES, YOU MUST TAKE MEASURES TO ENSURE THEY ACTUALLY RECEIVE THEM.

If you need additional assistance or have questions regarding these forms, please contact our Qualified Plans Department at 800-225-2365, ext. 6660.

Thank you for choosing a Colonial retirement plan.
--------------------------------------------------------------------------------

401(k) PLAN                            14

--------------------------------------------------------------------------------

                                  NOTICE TO

                               INTERESTED PARTIES

RETYPE the following notice on your letterhead, filling in all blanks. Post the notice on the bulletin boards customarily used to display notices concerning employee benefit plans and other important employee issues or hand distribute or mail it to employees within 30 days after adopting the Plan or amending the options chosen by you in the Adoption Agreement.

--------------------------------------------------------------------------------
NOTICE TO INTERESTED PARTIES

Current employees of _______________ (Name of Employer) are hereby notified that _______________________________ (Name of Employer) has adopted or amended the
________________________ (Name of Plan or Plans) as its employee pension benefit plan on __________________(Date of Adoption). All employees will be eligible to participate in this Plan with the exception of _______________________ (Specify ineligible groups of employees, if any).

It is not expected that this Plan will be submitted to the Internal Revenue Service for an advance determination as to whether or not the Plan meets the qualification requirements of section 401(a) of the Internal Revenue Code with respect to its ____________________ (initial qualification/amendment), because this Plan is a prototype standardized profit sharing plan with CODA on which the Internal Revenue Service has issued an opinion that the form of the Plan is acceptable under section 401 of the Internal Revenue Code.

RIGHTS OF INTERESTED PARTIES

As an interested party, you have the right to submit to the Key District Director of the Internal Revenue Service, either individually or jointly with other interested parties, your comments as to whether this Plan meets qualification requirements of the Internal Revenue Code. You may also, either individually or jointly with other interested parties, request that the Department of Labor submit, on your behalf, comments to the Key District Director regarding qualification of this Plan. If the Department of Labor declines to comment on all or some of the matters you raise, you may, individually or jointly, if your request was made to the Department jointly, submit your comments on these matters directly to the Key District Director.

REQUEST FOR COMMENTS BY THE DEPARTMENT OF LABOR

The Department of Labor may not comment on behalf of interested parties unless requested to do so by the lesser of 10 employees or 10% of the employees who qualify as interested parties. The number of persons needed for the Department of Labor to comment with respect to this Plan is_____(Insert applicable number). If you request the Department to comment, your request must be in writing, must specify the number of persons needed for the Department to comment, must specify the matters upon which comments are requested and must include the name of the adopting Employer, the name of the Plan, when it was adopted, the Plan number, the Plan's Opinion Letter number, the name and address of the Sponsor, the adopting Employer's EIN, the name and address of the Plan Administrator and the name and address of the IRS Key District Director having jurisdiction of the Plan. This information can be found at the end of this Notice. A request to the Department should be sent to the following address:

Deputy Assistant Secretary of Pension and
     Welfare Benefit Administration
U. S. Department of Labor
200 Constitution Avenue, N.W.
Washington, D. C.  20016
Attention:  3001 Comment Request

A request to the Department to comment must be received by ______________ (Insert date 45 days after Plan is adopted), if you wish to preserve your right to comment to the Key District Director, or by _________ (Insert date 55 days after Plan is adopted), if you wish to waive that right.

COMMENTS TO THE INTERNAL REVENUE SERVICE

You may also submit comments to the Key District Director and these must be in writing and received by him by_______ (Insert date 75 days after plan is adopted). However, if there are matters upon which you request the Department to comment on your behalf, and the Department declines, you may submit comments on these matters directly to the Key District Director to be received by him within 15 days from the time the Department notifies you that it will not comment on a particular matter or by _______ (Insert date 75 days after Plan is adopted) whichever is later.
--------------------------------------------------------------------------------

                                       15           NOTICE TO INTERESTED PARTIES

-------------------------------------------------------------------------------
ADDITIONAL INFORMATION

Detailed instructions regarding the requirements for submitting comments may be found in Sections 17, 18 and 19 of Revenue Procedure 94-6. Additional information concerning this Plan adoption or amendment (including, where applicable, a description of the provisions of non-forfeitable benefits, a description of the circumstances which may result in ineligibility or loss of benefits, a description of the source of financing of the Plan, and copies of Revenue Procedure 94-6 is available at ________________________ (Insert location) during the hours of __________ (Insert hours) for inspection or copying. There may be a nominal charge for copying and/or mailing.

The following information will be needed for correspondence with the Department or the Key District Director.


--------------------------------------------------------------------------------
Name of Adopting Employer

--------------------------------------------------------------------------------
Name of Plan or Plans

--------------------------------------------------------------------------------
Date Adopted

--------------------------------------------------------------------------------
Plan Identification Number(s)

Opinion Letter Number:       Profit Sharing Plan with CODA: D251239b
Name of Sponsor:             Colonial Investment Services, Inc.
Address of Sponsor:          One Financial Center, Boston, MA 02111


--------------------------------------------------------------------------------
Adopting Employer's EIN

--------------------------------------------------------------------------------
Name of Plan Administrator

--------------------------------------------------------------------------------
Address of Plan Administrator

--------------------------------------------------------------------------------
City                                   State             Zip

--------------------------------------------------------------------------------
Address of Key District Director

--------------------------------------------------------------------------------
City                                   State             Zip

IRS KEY DISTRICT OFFICES

KEY DISTRICT:                           IRS DISTRICTS COVERED

Internal Revenue Service                Connecticut, Maine,
EP/EO Division                          Massachusetts,
P.O. Box 1680, GPO                      New Hampshire, New York,
Brooklyn, NY  11202                     Rhode Island, Vermont

Internal Revenue Service                Delaware, District of Columbia,
EP/EO Division                          Maryland, New Jersey,
P.O. Box 17288                          Pennsylvania, Virginia, any U.S.
Baltimore, MD 21203                     possession or foreign country

Internal Revenue Service                Indiana, Kentucky, Michigan,
EP/EO Division                          Ohio, West Virginia
P.O. Box 3139
Cincinnati, OH 45201

Internal Revenue Service                Arizona, Colorado, Kansas,
EP/EO Division                          Oklahoma, New Mexico, Texas,
Mail Code 4950 DAL                      Utah, Wyoming
1100 Commerce Street
Dallas, TX 75242

Internal Revenue Service                Alabama, Arkansas, Florida,
EP/EO Division                          Georgia, Louisiana, Mississippi,
P.O. Box 941                            North Carolina, South Carolina,
Atlanta, GA 30370                       Tennessee

Internal Revenue Service                Alaska, California, Hawaii,
EP Application                          Idaho, Nevada, Oregon,
EP/EO Division                          Washington
McCaslin Industrial Park
2 Cupania Circle
Monterey Park, CA 91754-7406

Internal Revenue Service                Illinois, Iowa, Minnesota,
EP/EO Division                          Missouri, Montana, Nebraska,
230 S. Dearborn DPN 20-6                North Dakota, South Dakota,
Chicago, IL 60604                       Wisconsin
--------------------------------------------------------------------------------

NOTICE TO INTERESTED PARTIES           16

--------------------------------------------------------------------------------

MODEL SUMMARY PLAN       [COLONIAL FLAG LOGO]                       COLONIAL
DESCRIPTION                                                      401(K) PLAN

 ................................................................................
                                I. INTRODUCTION

______________________________ (Insert name of employer) (the "Employer") is pleased to be able to provide you with the _______________ (Insert name of employer) 401(k) Plan (the "Plan" or the "401(k) Plan"). The Plan is effective as of _________ (Insert effective date).

The Plan is a defined contribution plan, to which the Employer makes contributions to an account held in your name. With this type of plan, the retirement benefit you receive will depend on the investment performance of the amounts that are in your account. The Plan is designed to provide retirement income to employees who remain with the Employer until retirement and to those who have a vested interest in their account when they terminate their employment with the Employer.

Only the main features of the Plan are explained in this Summary Plan Description. Any questions which are not answered here should be referred to ______________________ (Insert name of department or personnel responsible for participant information). If there is any inconsistency between the Plan as described in this Summary Plan Description and the Plan document itself, the terms of the Plan document will govern. Copies of the Plan document and the Trust Agreement are available for your inspection during regular working hours.

Neither this summary nor any of its provisions forms the basis or terms of a contract between you and ______________(insert name of employer).

 ................................................................................
                        II. DESCRIPTION OF PLAN BENEFITS
                                AND REQUIREMENTS

A. TERMS WITH SPECIAL MEANINGS

Certain words and terms used in this Summary have special meanings. Many of these terms are defined in this section, while others are explained in the text of the Summary. To assist you in identifying these terms within the text, they are capitalized.

1. Beneficiary. Your designated Beneficiary is the person you name to receive your benefit distribution in the event of your death. If you are married, you will need written consent from your spouse to name someone other than your spouse as your Beneficiary.

2. Break in Service. A Break in Service occurs if you complete less than 501 Hours of Service with the Employer during a Plan Year.

3. Compensation. Compensation is the total compensation paid to you by the Employer during any portion of a Plan Year during which you were a Plan Participant. If you are self-employed, your Compensation is your earned income less your deductible contributions to any qualified retirement plans. Compensation may not exceed $150,000 for any Plan Year. The amount of your compensation taken into account under the Plan for any year may not exceed $150,000 or such other limit as set forth in the Internal Revenue code.

4. Covered Compensation. Compensation after you have become a participant in the Plan.

5. Elective Deferrals. Contributions made to the Plan by the Employer at the election of the Participant in lieu of cash Compensation that are made pursuant to a salary reduction agreement.

6. Hours of Service. Each hour for which you are paid or entitled to be paid by the Employer. In addition, uncompensated authorized leaves of absence that do not exceed two years, military leave while your reemployment rights are protected by law, and absences from work for maternity or paternity reasons may be credited as Hours of Service for the purpose of determining whether you had a Break in Service.

(Check the following paragraph if the employer is subject to The Family and Medical Leave Act of 1993):

/ / You shall be credited with a Year of Service under this Plan for any period of family or medical leave not otherwise treated as a leave of absence under the Plan to the extent required by the Family and Medical Leave Act of 1993. While you are on a family or medical leave, you will participate in any Plan changes that become effective during such period, to the extent required by law.

7. Matching Contributions. Contributions made to the Plan by the Employer by reason of the Participant's Elective Deferrals.

8. Participant. A participant is an employee who has met the requirements for participating in this Plan, and whose account has been neither completely forfeited nor distributed.

9. Plan Year. The Plan Year is the 12-month period ending on the date shown in Section V of this Summary.

10. Sponsor. The Sponsor is the organization which has made this Plan available to the Employer.

11. Trust. The Trust is a fund maintained by the Trustee for the investment of Plan assets, including the amount in your account.

12. Year of Service. A Year of Service is the applicable 12-month period during which you complete 1000 (Insert number of hours) or more Hours of Service. For eligibility purposes, the applicable 12-month period is the 12-month period beginning with the date of your first Hour of Service or any anniversary of that date. For vesting purposes, the applicable 12-month period is the Plan Year.

Service before the Plan or a predecessor plan was adopted


/X/ will count   / / will not count
--------------------------------------------------------------------------------

                                       17         MODEL SUMMARY PLAN DESCRIPTION

--------------------------------------------------------------------------------

B. PARTICIPATION

You will be eligible to participate in the Plan after you have met the following eligibility requirements:

(Check all applicable items):

/X/ You have reached 21 (Insert age).
                     --

/X/ You have completed one Year of Service.

/ / You have completed _______ (Insert number) months since your date of hire.

/X/ You are not a member of a collective bargaining unit.

/X/ You are not a nonresident alien.

The first entry date, or date in which you can first participate in the Plan if you meet these requirements, is ________ (Insert effective date). Thereafter, the entry date(s) will be ________ (Insert dates of the first day of the plan year and the first day of the seventh month of the plan year) of each year.

Once you become a Participant, you will remain a Participant as long as you do not incur a Break in Service. If you do incur a Break in Service, and are later reemployed by the Employer, you will be reinstated as a Participant and any previous Hours of Service will be reinstated as of the date of your reemployment.

C. INDIVIDUAL ACCOUNTS

A separate account will be maintained for you within the Plan. This account will be further divided into subaccounts, which will be credited with the different types of contributions that are described in the next section. The subaccounts that will be maintained for you are as follows:

(Check applicable items):

1. /X/ Profit Sharing Contribution Subaccount. This subaccount will be credited with your share of Employer profit sharing contributions, forfeitures (if any), distributions from this subaccount, and the earnings and losses attributable to this subaccount.

2. /X/ Qualified Nonelective Contribution Subaccount. This subaccount will be credited with your share of the Employer's qualified nonelective contributions, any distributions from this subaccount, and the earnings and losses attributable to this subaccount.

3. / / Matching Contribution Subaccount. This subaccount will be credited with your share of the Employer's matching contributions, any distributions from this subaccount and the earnings and losses attributable to this subaccount.

4. /X/ Trustee Transfer and Rollover Subaccounts. These subaccounts will be credited with any rollover contributions or transfer contributions you may make to the Plan, any distributions from the subaccount, and the earnings and losses attributable to the subaccount.

5. / / Nondeductible Voluntary Contribution Subaccount. This subaccount will be credited with your voluntary employee contributions, any distributions from this subaccount, and the earnings and losses attributable to this statement.

6. /X/ Elective Deferral Subaccount. This subaccount will be credited with your elective deferral contributions, any distributions from this subaccount, and earnings and losses attributable to this account.

D. CONTRIBUTIONS

(Check applicable items):

1.Employer Contributions. The Employer will make the following types of contributions. These contributions will be allocated to the appropriate subaccounts within your account:

a. /X/ Profit Sharing Contributions. The Employer will make profit sharing contributions to the Plan each Plan Year in accordance with the following contribution formula:

   /X/ Contributions will be made in an amount to be determined each year by the Employer.

   / / Contributions will be made in an amount equal to ________ (Insert Contribution Percentage) of each Participant's Compensation, plus any discretionary amount the Employer may choose to contribute.

b. / / Matching Contributions. The Employer will make Matching Contributions each Plan Year in accordance with the following contribution formula:

   (Check one of the following, if applicable):

   / / Contributions will be made in an amount equal to ________ (Insert Contribution Percentage) of the Elective Deferrals made by each Participant.

   / / Contributions will be made in an amount equal to _______ (Insert Contribution Percentage) of the Elective Deferrals made by each Participant up to the first _______ (Insert Percentage) of the Participant's Compensation plus _______ (Insert Percentage) of the Participant's Compensation but only up to _______ (Insert Percentage) of such Participant's Compensation.

   / / Contributions will be made in an amount equal to such percentage of the Elective Deferrals, or such percentages of stated portions of the Elective Deferrals, made by each Participant as the Employer shall decide and announce to the Participants before the Plan Year begins.

Note: These contributions are subject to maximum limitations as provided in the Plan and the Internal Revenue Code.

2.Employee Contributions. (Check the following item if your plan permits voluntary employee contributions):

/ / a. Voluntary Nondeductible Employee Contributions. To increase your retirement benefits from this Plan, you may choose to make voluntary contributions to the Plan of up to_____ (Insert Maximum Voluntary Employee Contribution Percentage) of your Compensation. The minimum contribution you must make if you choose to make a voluntary contribution is as follows:

   / / The minimum voluntary contribution is _____ (Insert Minimum Voluntary Contribution Percentage)

   / / There is no minimum voluntary contribution.

/X/ b. Elective Deferrals. A participant may elect to defer _____ (Insert Contribution Percentage) of his compensation, bonuses or other nonregular compensation that would otherwise be payable to him. Elective Deferrals will be made through the direct reduction of compensation in each payroll period during which the election is in effect. Participants may change the amounts designated to be deducted in accordance with the Plan provisions.

/X/ c. Rollover Contributions and Direct Transfers. If you have participated in other pension or profit sharing plans, you will be permitted to make a rollover contribution to the Plan of certain amounts you may receive from those other plans.

You will also be permitted, with the approval of the Plan Administrator, to authorize a direct transfer to the Plan of amounts that are attributable to your participation in other pension or profit sharing plans.

--------------------------------------------------------------------------------

COLONIAL 401(k)PLAN                    18

-------------------------------------------------------------------------------

E. ALLOCATIONS

1. Eligibility for Allocations. Each Plan Year the Employer may make a profit sharing contribution to the Plan in accordance with the formula described in the previous section. Your account will be allocated a share of that contribution.

/X/ Unless you terminate your employment during the Plan Year with not more than 500 (Insert Hours of Service requirement) Hours of Service and you are not an employee as of the last day of the Plan Year. (You will receive an allocation, however, if you die, retire or become disabled during the Plan Year.)

Under some circumstances, special minimum allocation rules may result in your receiving an allocation, even if you do not meet any of the requirements set forth above.

2. Amount of Allocation. If you are eligible, your account will be credited with a portion of the profit sharing contribution as follows:

(Check one of the following items):

(Choose if your Plan is not integrated with Social Security.)

/X/ Your account will be credited with a portion of the profit sharing contribution that is equal to the ratio of your Covered Compensation to the Covered Compensation of all Participants for such year.

For example, if your Covered Compensation for a Plan Year was $10,000 and the total Covered Compensation of all Participants was $100,000, your account would be credited with $10,000/$100,000=1/10 of the total contribution made by the Employer for that Plan Year.

(Choose if your Plan is integrated with Social Security)

/ / Profit Sharing Contributions will be allocated to eligible Participants as follows:

STEP ONE: Your account will be credited with a portion of the Profit Sharing Contribution that is equal to the ratio of your Covered Compensation to the Covered Compensation of all Participants for such year (just as if the Plan were not integrated with Social Security), but only up to a maximum of three percent (3%) of each Participant's Covered Compensation.

STEP TWO: Your account will be credited with a portion of the balance of the Profit Sharing Contribution (after the allocation in Step One) that is equal to the ratio of your Covered Compensation in excess of the Plan's Integration Level to the Covered Compensation in excess of the Plan's Integration Level of all Participants for such year, but only up to a maximum of three percent (3%) of any Participant's Covered Compensation in excess of the Plan's Integration Level.

For example, if the Plan's Integration Level were $62,700 and your Covered Compensation were $72,700, your Covered Compensation in excess of the Integration Level would be $10,000. If the total Covered Compensation in excess of the Integration Level of all Participants were $80,000, your account would be credited with $10,000/$80,000=1/8 of the total allocation made under Step Two (but only up to a maximum of three percent (3%) of your Compensation in excess of the Plan's Integration Level, or $300).

STEP THREE: Your account will be credited with a portion of the balance of the Profit Sharing Contribution (after the allocations in Step One and Step Two) that is equal to the ratio that the sum of your Covered Compensation plus your Covered Compensation in excess of the Plan's Integration Level bears to the sum of all Participants' Covered Compensation plus their Covered Compensation in excess of the Plan's Integration Level for such year, up to a maximum of the Maximum Profit Sharing Disparity Rate.

The Maximum Profit Sharing Disparity Rate is 2.7% if the Integration Level equals the annual earnings subject to Social Security (FICA) tax (the Taxable
Wage Base). If the Integration Level is lower (see below), then the Maximum
Profit Sharing Disparity Rate is determined by the following formula:

                    If the Integration Level is:
More                       But Not                   The Applicable
Than                       More Than                 Percentage Is:
--------------------------------------------------------------------------------
$0                         X*                        2.7%
X of TWB                   80% of TWB                1.3%
80% of TWB                 Y**                       2.4%
--------------------------------------------------------------------------------

*X = the greater of $10,000 or 20% of the Taxable Wage Base
**Y = any amount more than 80% of the Taxable Wage Base but less than 100% of the Taxable Wage Base
"TWB" means the Taxable Wage Base

For example, if the Maximum Profit Sharing Disparity Rate is 2.7%, your Covered Compensation is $72,700, the Plan's Integration Level is $62,700, the total Covered Compensation of all Participants is $800,000 and the Covered Compensation of all Participants that is in excess of the Plan's Integration Level is $80,000, then the ratio applied under Step Three would be:

(72,700 + 10,000) / (800,000 + 80,000) = 9.40%

However, this exceeds the Maximum Profit Sharing Disparity Rate, so 2.7% is applicable instead, and your allocation is $2,095.

STEP FOUR: Your account will be credited with a portion of the balance of the Profit Sharing Contribution (after the allocations in Step One, Step Two and Step Three) that is equal to the ratio of your Covered Compensation to the Covered Compensation of all Participants for such year.

The Plan's Integration Level is equal to:

(Check one of the following items):

/ / The Taxable Wage Base, which is the annual earnings subject to Social Security (FICA) tax.

/ / A dollar amount equal to ________ (Insert Dollar Amount). _____% of the taxable wage base

Under some circumstances, special minimum allocation rules may result in your receiving a larger allocation than you normally would. The amount that can be allocated to your account in any Plan Year, including forfeitures (if any), is limited by rules applying to all qualified plans.

--------------------------------------------------------------------------------

                                       19         MODEL SUMMARY PLAN DECSRIPTION

--------------------------------------------------------------------------------
F. VESTING

Vesting refers to the nonforfeitable interest you have in each of your subaccounts. In other words, your vested interest in your account is the amount you will receive when your account is distributed to you.

You will always have a 100 percent vested and nonforfeitable interest in the amounts you have in your:

- Trustee transfer and rollover subaccounts.
- Elective Deferral subaccount.

(Check the following item only if your plan permits Voluntary Employee Contributions):

/ / Nondeductible voluntary contribution subaccount.

You will earn a vested interest in your Profit Sharing Contribution and Matching Contribution subaccounts in accordance with the following:

(Check one of the following items):

/ / You will always have a 100% vested and nonforfeitable interest in your Profit Sharing and Matching Contribution subaccounts.

/ / You will have a 100% vested and nonforfeitable interest in your Profit Sharing and Matching Contribution subaccounts in the event of any of the following:

- You reach your retirement date.
- You die or become disabled.

Otherwise, you will earn a vested interest in your Profit Sharing and Matching Contribution subaccounts in accordance with the following schedule:

(Check one of the following items):

/ /     YEARS OF SERVICE        VESTED PERCENTAGE
        1 year                    0%
        2 years                  20%
        3 years                  40%
        4 years                  60%
        5 years                  80%
        6 or more years         100%

For example, if you are employed for six years, you will be entitled to the entire amount in your Profit Sharing and Matching Contribution subaccounts. However, if you terminate employment with the Employer after only four years, even though you return to employment with the Employer six years later, you will be entitled to receive only 60% of that amount.

/ / You will be 100% vested after three years of service. If you terminate employment prior to three years you will not have any vested amount in your Profit Sharing and Matching Contribution subaccounts.

/ /     YEARS OF SERVICE      VESTED PERCENTAGE
        1 year                    __%
        2 years                   __% (not less than 20)
        3 years                   __% (not less than 40)
        4 years                   __% (not less than 60)
        5 years                   __% (not less than 80)
        6 or more years           __% (not less than 100)

Any portion of your Profit Sharing and Matching Contribution subaccounts in which you do not have a vested interest will be forfeited by you as of the last day of the Plan Year in which your fifth consecutive Break in Service occurs.

G. FORFEITURES

(Check one of the following items):

/ / You have a 100% vested and nonforfeitable interest in the amounts in your account at all times. Your account therefore will not be subject to forfeitures.

/ / Forfeitures occur when you terminate employment before becoming fully vested in your account, as explained in the section on "Vesting." Effective for the first Plan Year beginning after 1984, any portion of your account that is not vested will be forfeited as of the last day of the Plan Year in which your fifth consecutive Break in Service occurs. Forfeited amounts will not be reinstated, even if you return to service with the Employer. Such forfeitures will be allocated among the profit sharing contributions.

H. DISTRIBUTION OF BENEFITS

1. Eligibility for Distribution. You will be entitled to receive a distribution of the vested amounts in your account upon occurrence of any of the following:

- Your termination of employment with the Employer for any reason.

- Your total and permanent disability.

- Your death.

- Termination of the Plan.

- Your attainment of normal retirement age, which is:

(Check one of the following items):

/X/  Age 65  (Insert Normal Retirement Age)

/ / Age _____ (Insert Normal Retirement Age) or the _____ (Insert Anniversary
Date) of the day you commenced participation in the Plan.

(Check the Following if your plan permits Early Retirement):

/ / If you elect early retirement, attainment of your early retirement date, which is the first day of the month coincident with or next following the date you reach age _____ (Insert Early Retirement Age) and complete _______ (Insert Number of Years) Years of Service.

2. Timing of Distributions. You will begin receiving benefit distributions in accordance with the following:

- Generally, benefit distributions will commence not later than 60 days after the end of the Plan Year in which you become eligible to receive benefits.

- In the event of your death, your spouse, if you are married, will generally be entitled to receive your benefit distribution. If you are unmarried, or if your spouse has given written consent, your designated Beneficiary will receive your benefit distribution. If you have no spouse or designated Beneficiary, your benefit distribution will go to your estate.

- If you so elect, you may defer commencement of the distribution of your benefit beyond the date you first become eligible to receive that distribution, to a date which you may specify. The date you specify must not be later than the April 1 following the close of your taxable year in which you attain age 70 1/2.

- If you attained age 70 1/2 before January 1, 1988, special rules apply to your distributions.

If you wish to receive benefit distributions before attaining age 59 1\2, you may be subject to a penalty tax, and you must notify the Plan Administrator in writing that you are aware of the consequences of this tax.

--------------------------------------------------------------------------------

COLONIAL 401(k) PLAN                   20

--------------------------------------------------------------------------------

3. Form of Distribution. If you are married, your benefit will automatically be distributed in the form of a joint and survivor annuity, unless you elect otherwise and your spouse consents in writing to one of the forms below. If you are unmarried, your benefit will automatically be distributed in the form of a life annuity, unless you elect any of the other distribution options listed below.

- In a lump-sum payment of cash, or a lump-sum payment that includes an in-kind distribution of all mutual fund shares credited to your account.

- In substantially equal monthly, quarterly, or annual installment payments of cash or distributions in kind of the mutual fund shares credited to your account, over a period of years not to exceed your life expectancy or the joint and survivor life expectancies of you and your Beneficiary.

- In the form of an annuity, which is a level payment that you receive at a fixed interval over the specified period of time. If you are married, the annuity will automatically take the form of a joint and survivor annuity, unless you elect otherwise, and your spouse consents in writing, as described above. A joint and survivor annuity is an annuity paid over the lives of both you and your spouse. If your spouse survives you, the annuity payment your spouse will receive will be at least 50 percent of the annuity payment you received or would have received.

- In monthly, quarterly, or annual installment payments of cash, or the distribution of shares in kind, so that the amount you receive each Plan Year is equal to the amount in your account at the beginning of that Plan Year divided by the joint and survivor life expectancy of you and your Beneficiary for the Plan Year. Your joint and survivor life expectancy will be recalculated each Plan Year so that benefit payments will continue through your life and that of your Beneficiary.

4. Direct Rollover. You may elect in accordance with instructions from the Plan Administrator to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan. For purposes of this provision, an eligible rollover distribution is any distribution of all or any portion of the balance to your credit, excluding any distribution that is one of a series of substantially equal periodic payments made for your life or life expectancy or for the joint lives or life expectancies of you and your designated beneficiary or for a specified period of ten years or more or any distribution required under Section 401(a)(9) of the Code or any portion of the distribution not includible in gross income. An eligible retirement plan is an individual retirement account, an individual retirement annuity or an annuity plan; but for an eligible rollover distribution to a surviving spouse, only an individual retirement account or individual retirement annuity will qualify as an eligible retirement plan.

I. INVESTMENT OF PLAN ASSETS

All contributions made to the Plan are kept in the Trust. A separate account, including all of the subaccounts described in the section on "Participant Accounts," is maintained for you within that Trust. The assets of the Trust are invested as follows:

(Check one of the following items):

/X/ All of the assets of the Trust are invested in shares or other investments offered by the Sponsor.

/ / 50% of the assets of the Trust are invested in shares or other investments offered by the Sponsor. The remaining assets are invested in such other investments as are acceptable to the Trustee.

/X/ You SHALL (insert "may" or "shall") direct the Plan Administrator to invest the amounts in the following subaccount in specified investments offered by the Sponsor.

(Check the Applicable Items):

/ / The amounts in your Nondeductible Voluntary Contribution subaccount.

/X/ The amounts in your Elective Deferral subaccount.

/X/ The amounts in your Profit Sharing Contribution subaccount.

/X/ The amounts in your Trustee Transfer and Rollover subaccounts.

/X/ The amounts in your Matching Contribution subaccount.

/X/ The amounts in your Qualified Nonelective Contribution  subaccount.

(Check the following items if your plan permits nondeductible voluntary contributions, elective deferrals and/or hardship withdrawals.

J. WITHDRAWALS

You may make the following types of withdrawals from your account, generally by notifying the Plan Administrator in writing at least thirty days prior to the date of withdrawal.

(Check all applicable items):

/ / If you have made Voluntary Employee Contributions to the Plan, you will be permitted to withdraw the amounts in your Nondeductible Voluntary Contribution Subaccount. If you are married, your spouse must consent to the withdrawal.

/ / If you have made Elective Deferrals to the Plan, you will be permitted to withdraw the amounts in your Elective Deferral subaccount if you have reached age 59 1/2.

/ / In the event of an imminent and heavy financial need due to the foreclosure upon or eviction from a primary residence, or the educational or medical expenses of you or a member of your immediate family, you will be permitted to make a hardship withdrawal of amounts credited to your Elective Deferral subaccount.

Such withdrawals can only be made after prior withdrawal of all amounts in your Nondeductible Voluntary Contribution subaccount, and after exhausting all other reasonable sources of funds, such as distributions and nontaxable loans, from all of the employer's plans. The amount withdrawn cannot be greater than the amount of the immediate and heavy financial need. In addition, your ability to make future elective deferrals will be limited. If you are married, your spouse must consent to any withdrawals.

(Check the following item if plan loans are permitted):

K. / / LOANS

The Plan contains provisions that permit you to borrow from the Plan part of your vested interest in your account. Such a loan will not be made, however, if the total of all outstanding loans to you from all pension and profit sharing plans of the Employer exceed the lesser of $50,000 (taking into account the highest principal balance of any loan outstanding at any time during the preceding 12 months) or one-half of the value of your vested interest in your account.

--------------------------------------------------------------------------------
                                       21         MODEL SUMMARY PLAN DESCRIPTION

--------------------------------------------------------------------------------

The Plan Administrator will set the terms of all loans. The maximum payment term for any loan will generally be five years.

(Check the following item if your plan permits participants to purchase life insurance):

L. / / INSURANCE

The Plan contains provisions permitting you to designate a portion of the amounts in your Profit Sharing Contribution subaccount and Matching Contribution subaccount to purchase life insurance. The portion of your Profit Sharing Contribution and Matching Contribution subaccounts that may be used to purchase life insurance is equal to the following: The portion of each subaccount that may be used to purchase life insurance is equal to _____ (Insert Percentage) of that subaccount.

 ................................................................................
                             III. CLAIMS PROCEDURE

You or your Beneficiary may file a written claim for benefits under this Plan with the Plan Administrator at any time. If your claim is denied to any extent by the Plan Administrator, a written notification must be sent to you within 90 days. If you choose to appeal the decision, a request for review must be made in writing to the Plan Administrator within 60 days of receipt of written notification of the denial. Within 60 days after the appeal is filed, or within 120 days, if there are special circumstances involved, the Plan Administrator will issue a written decision.

If you have exhausted your remedies under the claims procedure, you may contest the decision of the Plan Administrator only by bringing suit in a court of law. Your suit must be brought within one year from the date the Plan Administrator notifies you of (his/her/its) decision on appeal.

 ................................................................................
                            IV. CHANGES TO THE PLAN

A.  AMENDMENT OF THE PLAN

The Employer, together with the Sponsor, reserves the right to amend the Plan at any time by action of its Board of Directors or other governing body. You will be kept informed of any material amendments to the Plan by updates to this Summary Plan Description.

B.  TERMINATION OF THE PLAN

The Employer intends to continue this Plan indefinitely. However, the Employer reserves the right to terminate the Plan at any time. If a termination takes place, or if the Employer discontinues making contributions to the Plan, you will have a 100% vested and nonforfeitable interest in all of the amounts in your account. These amounts may be distributed to you at that time, or may be distributed in accordance with the benefit distribution rules.

C.  MERGER, CONSOLIDATION OR TRANSFER OF THE PLAN

In the event of the merger, consolidation or transfer of assets or liabilities of the Plan to any other plan, your benefits will not be decreased from what they would have been prior to such an event.

V.  GENERAL INFORMATION

                                                      Profit Sharing/401(k) Plan
--------------------------------------------------------------------------------
Name of Plan

--------------------------------------------------------------------------------
Employer Name

--------------------------------------------------------------------------------
Employer's Address

--------------------------------------------------------------------------------
City                                    State            Zip

--------------------------------------------------------------------------------
Employer's Phone

Type of Plan:  Profit Sharing/401(k) Plan
Type of Administration:  Trusteed
Name of Sponsor:  Colonial Investment Services, Inc.


--------------------------------------------------------------------------------
Employer's Fiscal Year

--------------------------------------------------------------------------------
Plan Year End

--------------------------------------------------------------------------------
Plan Administrator

--------------------------------------------------------------------------------
Plan Administrator's Address

--------------------------------------------------------------------------------
City                                    State            Zip

--------------------------------------------------------------------------------
Plan Administrator's Phone

--------------------------------------------------------------------------------
Trustee Name, Title

--------------------------------------------------------------------------------
Trustee's Address

--------------------------------------------------------------------------------
City                                    State            Zip

--------------------------------------------------------------------------------
Trustee's Phone

--------------------------------------------------------------------------------
Agent for Service of Legal Process

--------------------------------------------------------------------------------
Agent's Address

--------------------------------------------------------------------------------
City                                    State            Zip

--------------------------------------------------------------------------------
Agent's Phone

--------------------------------------------------------------------------------
Employer Identification Number

--------------------------------------------------------------------------------
Plan Number

Also, a complete list of the employers and employee organizations sponsoring the Plan may be obtained by participants and beneficiaries upon written request to the Plan Administrator, and is available for examination by participants and beneficiaries, as required by Labor Reg. [Section]2520.104b-1 and [SECTION]2520.104b-30.
--------------------------------------------------------------------------------
COLONIAL 401(k) PLAN                    22

--------------------------------------------------------------------------------
 ................................................................................
                     VI. NON-APPLICATION OF PBGC GUARANTEES

Because this Plan is a defined contribution plan, the benefits you will receive are exempt from and not insured by the Pension Benefit Guarantee Corporation.

 ................................................................................
                        VII. SPECIAL RIGHTS UNDER ERISA

As a participant in the __________________________ (Insert Name of Employer) Profit Sharing Plan/401(k) Plan, you are entitled to certain rights and protections under the Employee Retirement Income Security Act of 1974 (ERISA). ERISA provides that all Plan Participants shall be entitled to:

- Examine, without charge, at the Plan Administrator's office and at other specified locations, all Plan documents, including insurance contracts, affecting the individual making the request, and copies of all documents filed by the Plan with the U.S. Department of Labor, such as detailed annual reports and Plan descriptions.

- Obtain copies of all Plan documents and other Plan information upon written request to the Plan Administrator. The Plan Administrator may make a reasonable charge for the copies.

- Receive a summary of the Plan's annual financial report. The Plan Administrator is required by law to furnish each Participant with a copy of this summary annual report.

- Obtain a statement of the total value of your account under the Plan and your vested (nonforfeitable) portion of this account. This statement must be requested in writing and is not required to be given more than once a year. The Plan will provide the statement free of charge.

In addition to creating rights for Plan participants, ERISA imposes duties upon the people who are responsible for the operation of the Plan. These people who operate your plan, called "fiduciaries" of the Plan, have a duty to do so prudently and in the interest of you and other Plan Participants and Beneficiaries. No one, including your Employer, or any other person, may fire you or otherwise discriminate against you in any way to prevent you from obtaining a benefit under this Plan or exercising your rights under ERISA. If your claim for a benefit is denied in whole or in part, you must receive a written explanation of the reason for the denial. You have the right to have the Plan review and reconsider your claim.

Under ERISA, there are steps you can take to enforce the above rights. For instance, if you request materials from the Plan and do not receive them within 30 days, you may file suit in a federal court. In such a case, the court may require the Plan Administrator to provide the materials and pay you up to $100 a day until you receive the materials unless the materials were not sent because of reasons beyond the control of the Plan Administrator. If you have a claim for benefits which is denied or ignored, in whole or in part, you may file suit in a state or federal court. If it should happen that the Plan fiduciaries misuse the Plan's money, or if you are discriminated against for asserting your rights, you may seek assistance from the U.S. Department of Labor, or you may file suit in a federal court. The court will decide who should pay court costs and legal fees. If you lose, the court may order you to pay these costs and fees, for example, if it finds your claim is frivolous. If you have any questions about your Plan, you should contact the Plan Administrator. If you have any questions about this statement or about your rights under ERISA, you should contact the nearest Area Office of the U.S. Labor-Management Services Administration, Department of Labor.
--------------------------------------------------------------------------------
                                       23    MODEL SUMMARY PLAN DESCRIPTION 8/96

--------------------------------------------------------------------------------

                                     NOTES

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    NOTES

-------------------------------------------------------------------------------

================================================================================

                              [COLONIAL FLAG LOGO]

                        COLONIAL SIMPLIFIED 401(k) PLAN

          --------------------------------------------------------
          /X/ IRS-APPROVED PLAN WITH FLEXIBLE FEATURES AND OPTIONS
          --------------------------------------------------------
          /X/ LOW PLAN COST AND INVESTMENT MINIMUM
          --------------------------------------------------------
          /X/ LOW COST COMPUTER SOFTWARE FOR PLAN TESTING,
              5500 PREPARATION AND PLAN INVESTMENTS*
          --------------------------------------------------------
          /X/ TELEPHONE EXCHANGE PRIVILEGES
          --------------------------------------------------------
          /X/ CONVENIENT ACCOUNT SERVICES
          --------------------------------------------------------
          /X/ EXPERIENCED PROFESSIONAL MANAGEMENT
          --------------------------------------------------------
          /X/ WIDE SELECTION OF FUNDS
          --------------------------------------------------------

          * For participating financial services firms





        COLONIAL INVESTMENT SERVICES, INC., Distributor [Copyright]1996 One Financial Center, Boston, Massachusetts 02111-2621, 617-426-3750

                             QK-790B-0896 M (9/96)

================================================================================